                          Adjustable Rate Mortgage Trust 2005-12          November 9, 2005
                                        TERM SHEET                          (212) 538-3831
-------------------------------------------------------------------------------------------

The analyses,  calculations,  and valuations  herein are based on certain  assumptions  and data  provided  by third  parties  which may vary from the  actual  characteristics  of the pool.  Credit Suisse First Boston LLC and the Depositor have not verified  those  analyses, calculations  or valuations or that such  valuations  represent  levels where actual trades may occur.

                   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         Depositor

                          Adjustable Rate Mortgage Trust 2005-12
                Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                      Series 2005-12

                                $[965,333,000](Approximate)
                   Expected Investor Settlement Date: November 30, 2005

                                 TERM SHEET ~ Version 2.0
                                     November 9, 2005

                                DLJ Mortgage Capital, Inc.
                                    Sponsor and Seller

                                  Wells Fargo Bank, N.A.
            Master Servicer, Trust Administrator, Servicer and Back-up Servicer

                             Select Portfolio Servicing, Inc.
                               Servicer and Special Servicer

                              U.S. Bank National Association
                                          Trustee

                              Credit Suisse First Boston LLC
                                        Underwriter

                         Adjustable Rate Mortgage Trust 2005-12        November 9, 2005
                                       TERM SHEET                        (212) 538-3831
The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information  contained in the attached materials (the  "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The  Information  contained  herein is preliminary  and subject to change.  The Information does not include  all of the  information  required to be included in the final  prospectus relating to the  certificates.  As such, the  Information may not reflect the impact of all
structural   characteristics   of  the   certificates.   The  assumptions   underlying  the
Information,  including  structure  and  collateral,  may be modified  from time to time to reflect changed circumstances.

Prospective  investors in the certificates  should read the relevant documents filed, or to be filed,  with the  Securities and Exchange  Commission  (the  "Commission")  because they contain  important  information.  Such  documents  may be  obtained  without  charge at the
Commission's  website.  Although a registration  statement  (including the base prospectus)
relating  to the  certificates  discussed  in this  communication  has been  filed with the
Commission and is effective,  the final prospectus  supplement relating to the certificates discussed in this  communication  has not yet been filed with the  Commission.  Prospective purchasers  are  recommended  to review  the final  prospectus  and  prospectus  supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering  Documents  contain data that is current as of their  publication  dates and after publication  may no longer be  complete  or  current.  A final  prospectus  and  prospectus supplement  may be obtained by  contacting  the CSFB trading desk or from the  Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                     Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                                           Series 2005-12

                                            Offered Certificates: $[965,333,000] (Approximate)
-------- ---------------- ------------ ------------ ------------- ------------------- ------------ ---------- ------- --------------
            Original                                   Prin.                                                              Exp'd
         ---------------                Avg. Life      Window                           Pricing    Proj.               Rating(3)
             Balance        Initial     Call/Mat.    Call/Mat.                         Speed and   Net         W.A.    S&P/Moody's/
  Class      (+/-5%)      Coupon (%)   (Years)(1)   (Months)(1)          Type          Assumption  Margin(2)  MTR(2)    DBRS, Inc.
-------- ---------------- ------------ ------------ ------------- ------------------- ------------ ---------- ------- --------------
-------- ---------------- ------------ ------------ ------------- ------------------- ------------ ---------- ------- --------------
  1-A-1   $[31,748,000]   [5.0763]%(4)  [1.85/1.85]  [1-35/1-35]       Sen/WAC/PT         25 CPB    [2.197]%    [34]    AAA/Aaa/AAA
  2-A-1  $ [339,124,000]  [5.7538]%(5)  [2.48/2.49]  [1-58/1-59]       Sen/WAC/PT         25 CPB    [2.342]%    [58]    AAA/Aaa/AAA
  3-A-1  $ [122,111,000]  [5.9340]%(6)  [2.49/2.84]  [1-58/1-83]       Sen/WAC/PT         25 CPB    [1.999]%    [83]    AAA/Aaa/AAA
  4-A-1  $ [131,006,000]  [5.8747]%(7)  [2.48/2.48]  [1-58/1-58]       Sen/WAC/PT         25 CPB    [2.580]%    [58]    AAA/Aaa/AAA
  5-A-1  $[ 251,515,000]    [TBD](8)    [2.32/2.54]  [1-77/1-173]   SuperSen/Floater      30 CPR    [3.183]%    [39]    AAA/Aaa/AAA
  5-A-2   $[27,945,000]     [TBD](9)    [2.32/2.54]  [1-77/1-173]  SenSupport/Floater     30 CPR    [3.183]%    [39]    AAA/Aaa/AAA
   AR         $[50]       [5.0763]%(10)[0.07/0.07]   [1-1/1-1]       Sen/Residual         [NA]       [NA]     [TBD]     AAA/NR/AAA
  AR-L        $[50]       [5.0763]%(1) [0.07/0.07]   [1-1/1-1]       Sen/Residual         [NA]       [NA]     [TBD]     AAA/NR/ AAA
-------- ---------------- ------------ ------------ ------------- ------------------- ------------ ---------- ------- --------------

Information is preliminary  and subject to final  collateral,  rating agency  approval and legal review.  The analyses, calculations and  valuations  herein  are  based on  certain  assumptions  and  data  provided  by third  parties  that may vary from the  actual characteristics  of the final collateral.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such  valuations  represent  levels  where actual  trades may occur.  Investors should rely on the  information contained in or filed in connection with the prospectus/prospectus supplement.

     (1) Weighted average lives and principal  windows with respect to the Group
     1, Group 2, Group 3 and Group 4  Certificates  (as defined  herein) will be calculated  to 'Call'  assuming  the related 10%  optional  termination  is exercised  and all related  mortgage  loans pay down on their initial reset date;  and to 'Maturity'  assuming all related  mortgage  loans pay down on their initial reset date; in both cases assuming the related  Pricing Speed and Assumptions stated above.

     (2) Based on weighted average  information on the assumed  collateral as of the Cut-off Date.

     (3) The senior offered certificates, other than the Class AR and Class AR-L
     Certificates,  are  expected  to be rated  by  Standard  &  Poor's  Ratings
     Services ("S&P"),  Moody's Investors Service, Inc. ("Moody's") and Dominion
     Bond  Rating  Service,   Inc.  ("DBRS").   The  Class  AR  and  Class  AR-L
     Certificates are expected to be rated by S&P and DBRS.

     (4) The  initial  pass-through  rate on the  Class  1-A-1  Certificates  is
     expected  to  be  approximately   [5.0763]%  per  annum.  After  the  first
     distribution  date,  the per annum  pass-through  rate on the  Class  1-A-1
     Certificates  will equal the weighted  average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

     (5) The  initial  pass-through  rate on the  Class  2-A-1  Certificates  is
     expected  to  be  approximately   [5.7538]%  per  annum.  After  the  first
     distribution  date,  the per annum  pass-through  rate on the  Class  2-A-1
     Certificates  will equal the weighted  average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

     (6) The  initial  pass-through  rate on the  Class  3-A-1  Certificates  is
     expected  to  be  approximately   [5.9340]%  per  annum.  After  the  first
     distribution  date,  the per annum  pass-through  rate on the  Class  3-A-1
     Certificates  will equal the weighted  average of the net interest rates on the group 3 mortgage loans (30/360 accrual basis, 24 day delay).

     (7) The  initial  pass-through  rate on the  Class  4-A-1  Certificates  is
     expected  to  be  approximately   [5.8747]%  per  annum.  After  the  first
     distribution  date,  the per annum  pass-through  rate on the  Class  4-A-1
     Certificates  will equal the weighted  average of the net interest rates on the group 4 mortgage loans (30/360 accrual basis, 24 day delay).

     (8) The  initial  pass-through  rate on the  Class  5-A-1  Certificates  is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 5-A-1 Certificates will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  group 5 net funds  cap,  and (iii)  [11.00]%
     (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans, the Class 5-A-1  certificate  margin will increase to twice the original margin.

     (9) The  initial  pass-through  rate on the  Class  5-A-2  Certificates  is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 5-A-2 Certificates will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  group 5 net funds  cap,  and (iii)  [11.00]%
     (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans, the Class 5-A-2  certificate  margin will increase to twice the original margin.

     (10)  The  initial  pass-through  rate  on  the  Class  AR and  Class  AR-L
     Certificates is expected to be approximately [5.0763]% per annum. After the first  distribution  date, the per annum  pass-through rate on the Class AR and Class  AR-L  Certificates  will equal the  weighted  average of the net interest rates on the group 1 mortgage loans (30/360  accrual basis, 24 day delay).

                                     Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                                           Series 2005-12

                                                    Offered Certificates (cont.)
-------- -------------- ---------- ------------ -------------- ---------------- ------------- ---------- ------ --------------------
  Class     Original     Initial    Avg. Life    Prin. Window       Type          Pricing     Proj.       W.A.        Exp'd
                                                                                                                     Rating(3)
            Balance     Coupon      Call/Mat.     Call/Mat.                      Speed and    Net                S&P/ Moody's/DBRS,
            (+/-5%)        (%)     (Years)(1)   (Months)(1)                     Assumption   Margin(2) MTR(2)         Inc.
-------- -------------- ---------- ------------ -------------- ---------------- ------------- ---------- ------ --------------------
  5-M-1  $[11,450,000]  [TBD](4)  [4.44/4.80]  [38-77/38-120]   Sub/Floater       30 CPR     [3.183]%    [39]       [AA/Aa2/AA]
  5-M-2  $ [6,720,000]  [TBD](5)  [4.40/4.62]  [38-77/38-103]   Sub/Floater       30 CPR     [3.183]%    [39]      [A/A2/A (Hi)]
  5-M-3  $ [4,580,000]  [TBD](6)  [4.32/4.35]  [37-77/37-85]    Sub/Floater       30 CPR     [3.183]%    [39]   [BBB/Baa2/BBB (Hi)]
  5-M-4  $ [1,530,000]  [TBD](7)  [3.96/3.96]  [37-64/37-64]    Sub/Floater       30 CPR     [3.183]%    [39]     [BBB-/Baa3/BBB]
  5-M-5  $ [1,532,000]  [TBD](8)  [3.44/3.44]  [37-53/37-53]    Sub/Floater       30 CPR     [3.183]%    [39]    [BB+/Ba2/BBB (Lo)]
  C-B-1  $[17,531,000] [5.780]%(9)[4.19/4.37]  [1-58/1-83]      Sub/WAC/PT        25 CPB     [2.317]%    [62]      [TBD/TBD/TBD]
  C-B-2  $[11,462,000] [5.780]%(9) [4.19/4.37]  [1-58/1-83]      Sub/WAC/PT        25 CPB     [2.317]%    [62]      [TBD/TBD/TBD]
  C-B-3  $ [7,079,000]  [5.780]%(9)[4.19/4.37]   [1-58/1-83]     Sub/WAC/PT        25 CPB     [2.317]%    [62]      [TBD/TBD/TBD]
-------- -------------- ---------- ------------ -------------- ---------------- ------------- ---------- ------ --------------------

                                                      Non-Offered Certificates
-------- ------------- ---------- ------------ -------------- ------------- ------------- ---------- --------- ---------------------
  Class     Original    Initial    Avg. Life   Prin. Window       Type        Pricing     Proj.        W.A.           Exp'd
                                                                                                                    Rating(4)
            Balance    Coupon      Call/Mat.     Call/Mat.                   Speed and    Net                     S&P/ Moody's /
            (+/-5%)       (%)     (Years)(1)    (Months)(1)                  Assumption   Margin(2)   MTR(2)        DBRS, Inc.
-------- ------------- ---------- ------------ -------------- ------------- ------------- ---------- --------- ---------------------
  C-B-4  $[7,416,000]  [5.780]%(9)    N/A           N/A        Sub/WAC/PT      25 CPR     [2.317]%     [62]       [TBD/TBD/TBD]
  C-B-5  $[4,045,000]  [5.780]%(9)    N/A           N/A        Sub/WAC/PT      25 CPR     [2.317]%     [62]       [TBD/TBD/TBD]
  C-B-6  $[2,697,166]  [5.780]%(9)    N/A           N/A        Sub/WAC/PT      25 CPR     [2.317]%     [62]          NR/NR/NR
   5-X        $[0]        N/A         N/A           N/A         Residual        N/A          N/A       N/A           NR/NR/NR
    P      $[0](20)       N/A         N/A           N/A         Residual        N/A          N/A       N/A           NR/NR/NR
-------- ------------- ---------- ------------ -------------- ------------- ------------- ---------- --------- ---------------------

     (1) Weighted average lives and principal windows with respect to the Class
     C-B  Certificates  will be  calculated  to 'Call'  assuming the related 10%
     optional  termination is exercised and all related  mortgage loans pay down on their  initial  reset  date;  and to  'Maturity'  assuming  all  related mortgage loans pay down on their initial reset date; in both cases assuming the related Pricing Speed and Assumptions stated above.

     (2) Based on weighted average  information on the assumed collateral as of the Cut-off Date.

     (3) The subordinate offered certificates and the non-offered certificates, other  than the Class  C-B-6,  Class 5-X and Class P  Certificates,  may be
     rated by one or more rating agencies.

     (4) The  initial  pass-through  rate on the Class  5-M-1  Certificates  is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 5-M-1 Certificates will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  group 5 net funds  cap,  and (iii)  [11.00]%
     (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-1 certificate margin will increase by 0.50%.

     (5) The  initial  pass-through  rate on the Class  5-M-2  Certificates  is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 5-M-2 Certificates will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  group 5 net funds  cap,  and (iii)  [11.00]%
     (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-2 certificate margin will increase by 0.50%.

     (6) The  initial  pass-through  rate on the Class  5-M-3  Certificates  is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 5-M-3 Certificates will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  group 5 net funds  cap,  and (iii)  [11.00]%
     (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-3 certificate margin will increase by 0.50%.

     (7) The  initial  pass-through  rate on the Class  5-M-4  Certificates  is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 5-M-4 Certificates will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  group 5 net funds  cap,  and (iii)  [11.00]%
     (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-4 certificate margin will increase by 0.50%.

     (8) The  initial  pass-through  rate on the Class  5-M-5  Certificates  is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 5-M-5 Certificates will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  group 5 net funds  cap,  and (iii)  [11.00]%
     (ACT/360, 0 day delay). After the optional termination date for the group 5 mortgage loans the Class 5-M-5 certificate margin will increase by 0.50%.

     (9)  The  initial  pass-through  rate on the  Class  C-B  Certificates  is
     expected  to  be  approximately   [5.780]%  per  annum.   After  the  first
     distribution  date,  the  per  annum  pass-through  rate on the  Class  C-B
     Certificates  will equal the weighted  average of the net interest rates on the  group 1,  group 2,  group 3 and group 4  mortgage  loans,  as  further described  in the  prospectus  supplement  (30/360  accrual  basis,  24 day delay).

     (10) The Class P Certificates will receive prepayment penalty premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

I.      SUMMARY

      Issuer..............Adjustable Rate Mortgage Trust 2005-12.
      Title of Series.....Adjustable     Rate      Mortgage-Backed      Pass-Through
                          Certificates, Series 2005-12.
      Depositor...........Credit Suisse First Boston Mortgage Securities Corp.
      Sponsor and Seller..DLJ Mortgage Capital, Inc.
      Servicers...........Countrywide  Home Loans  Servicing  LP,  Select  Portfolio
                          Servicing,  Inc. ("SPS") (see "SPS servicing risk" herein)
                          and Wells Fargo Bank N.A., ("Wells Fargo").
      Back-up Servicer....Wells  Fargo  (only  with  respect  to  the   SPS-serviced
                          mortgage loans).
      Special Servicer....SPS.
      Master Servicer.....Wells Fargo.
      Trustee.............U.S. Bank National Association.
      Trust Administrator.Wells Fargo.
      Mortgage Pool.......[2,595]  adjustable-rate  mortgage loans with an aggregate principal  balance of approximately  $[979,492,002.56]  as of the  cut-off  date,  secured by first  liens on one- to four-family residential properties.  Generally,  after the initial  fixed rate period,  the interest rate and payment for the mortgage  loans adjust  semi-annually  or annually based  on an  index  plus  a  margin.  The  mortgage  pool consists  of five  groups of  mortgage  loans.  Group 1 is generally  comprised  of  mortgage  loans  with an initial
                          fixed  rate  period  of  3 years,   Groups  2  and  4  are
                          generally  comprised  of  mortgage  loans  with an initial fixed  rate  period  of 5  years,  Group  3  is  generally comprised  of  mortgage  loans with an initial  fixed rate period of 7 years,  and Group 5 is generally  comprised of mortgage  loans with an initial  fixed rate period of 2, 3 or 5 years.

                          Designation  Number of Mortgage  Cut-off Date Principal
                                             Loans               Balance
                          -----------  ------------------  ----------------------
                          Group 1            [82]             $[34,304,010.54]
                          Group 2            [637]            $[366,422,934.88]
                          Group 3            [232]            $[131,940,325.52]
                          Group 4            [642]            $[141,551,995.19]
                          Group 5           [1,002]           $[305,272,736.43]

                         Approximately  [81.94]%,  [86.48]%,  [94.19]%,  [86.42]% and
                         [76.99]%  of the  groups  1, 2, 3, 4 and 5  mortgage  loans, respectively,  do not provide for any  payments of principal prior to their first  adjustment  date,  or, with respect to certain  groups 1, 3 and 5 mortgage  loans,  five years from the date of origination,  or, with respect to certain groups
                         1, 2, 3, 4 and 5 mortgage loans,  ten years from the date of origination.

                         Approximately  [44.56]%,  [83.69]%,  [15.86]% and [7.05]% of
                         the groups 2, 3, 4 and 5 mortgage loans, respectively,  have an  initial  service  fee of 25 bps  increasing  to 37.5 bps beginning on the first rate adjustment date.

                         Information  contained herein reflects the November 1,  2005 cut-off  date  scheduled  balances.  Collateral  information contained  herein is  indicative.  On the closing date,  the aggregate  principal  balance of the mortgage  loans in loan groups  1, 2, 3 and 4 will  equal  the  aggregate  principal balance  of the  Groups 1, 2, 3 and 4  Certificates  and the
                         Class C-B  Certificates.  On the closing date, the aggregate principal  balance of the  mortgage  loans in loan groups 5, along with any amounts on deposit in the prefunding account, will equal the  aggregate  principal  balance of the Group 5
                         Certificates.   For  further  collateral  information,   see
                         "Collateral Summary" and "Collateral Details" herein.

 ------------------------------------------------------
 [Prefunding Amount]......[Approximately [10]%]
      [Capitalized
      Interest Account]...[TBD]
      Cut-off Date........November 1, 2005.
      Closing Date........On or about November 30, 2005.
      Investor            On or about November 30, 2005.
      Settlement Date......
      Distribution Dates..On the 25th day of each  month,  or if the 25th day is not a business day, on the  succeeding  business day beginning in December 2005.
      Scheduled Final
      Distribution Date...The distribution  date in  [March 2036].  The actual final distribution date could be substantially earlier.
      Maturity Date.......[March 25, 2036].
      Offered             Class  1-A-1,  Class AR and Class AR-L  Certificates  (the
      Certificates........"Group 1 Certificates"),

                          Class 2-A-1 Certificates (the "Group 2 Certificates"),

                          Class 3-A-1 Certificates (the "Group 3 Certificates"),

                          Class 4-A-1 Certificates (the "Group 4 Certificates"),

                          Class 5-A-1   Certificates  and  Class 5-A-2  Certificates
                          (together, the "Group 5 Senior Certificates"),

                          Class 5-M-1,  Class 5-M-2,  Class 5-M-3,  Class 5-M-4  and
                          Class 5-M-5    Certificates   (together,    the   "Group 5
                          Subordinate  Certificates,"  and together with the Group 5
                          Senior  Certificates and the Class 5-X  Certificates,  the
                          "Group 5 Certificates"),

                          Group  1  Certificates,  Group  2  Certificates,  Group  3
                          Certificates,  Group 4  Certificates  and  Group 5  Senior
                          Certificates (together, the "Senior Certificates"),

                          Class C-B-1,   Class C-B-2  and  Class C-B-3  Certificates
                          (together  with the Senior  Certificates  and the  Group 5
                          Subordinate Certificates, the "Offered Certificates").
      Privately Offered
      Certificates........Class C-B-4,   Class C-B-5  and  Class C-B-6  Certificates
                          (together   with   the   Class C-B-1,    Class C-B-2   and
                          Class C-B-3 Certificates,  the "Class C-B  Certificates"),
                          the Class P Certificates and the Class 5-X Certificates.
      Form of Offered
      Certificates........The  Offered  Certificates,  other  than the  Class AR and
                          Class    AR-L    Certificates,    will    be    book-entry
                          certificates.  The  Class AR and Class  AR-L  Certificates will be physical certificates.
      Minimum
      Denominations.......The  Offered  Certificates,  other  than the  Class AR and
                          Class  AR-L  Certificates,   will  be  issued  in  minimum
                          denominations  (by  principal   balance)  of  $25,000  and
                          integral  multiples of $1 in excess thereof.  The Class AR and Class  AR-L  Certificates  will be  issued in  minimum percentage interests of 20%.
      Accrual Periods.....For  any  distribution  date  and  any  class  of  Offered
                          Certificates,  other than the  Group 5  Certificates,  the calendar month  immediately  preceding  that  distribution
                          date.   For  any   distribution   date  and  the   Group 5
                          Certificates,  the period  commencing  on the  immediately preceding  distribution  date (or the closing date, in the case of the first  accrual  period)  and ending on the day immediately preceding the related distribution date.
      Day Count...........For  any  distribution  date  and  any  class  of  Offered
                          Certificates,   other  than  the   Group 5   Certificates,
                          interest  will be  calculated  on the  basis of a  360-day
                          year   consisting  of  twelve  30-day   months.   For  any
                          distribution date and the Group 5  Certificates,  interest will be  calculated on the basis of a 360-day year and the actual number of days elapsed in each accrual period.
      Delay Days..........For  any  distribution  date  and  any  class  of  Offered
                          Certificates  other  than  the  Group 5  Certificates,  24
                          days.   For  any   distribution   date  and  the   Group 5
                          Certificates, 0 days.

      Optional            On  any   distribution   date  on  which   the   aggregate
      Termination.........outstanding  stated  principal  balance  of the  group  1, group 2, group 3 and group 4  mortgage  loans is less than or equal to 10% of its aggregate  principal  balance as of the cut-off  date,  the  terminating  entity may, but will not be required to,  purchase from the trust all remaining group 1,  group 2,  group 3 and  group 4  mortgage  loans, thereby  causing an early  retirement  of and a  principal prepayment  on the Group 1,  Group 2, Group 3, Group 4 and
                          Class C-B Certificates.

                          On  any   distribution   date  on  which   the   aggregate
                          outstanding   stated  principal  balance  of  the  group 5
                          mortgage  loans  is  less  than  or  equal  to  10% of its aggregate  principal  balance as of the cut-off date (plus amounts  on  deposit  in  the  prefunding  account  on the closing date,  if any),  the  terminating  entity may, but will not be  required  to,  purchase  from the  trust  all remaining  group 5  mortgage  loans,  thereby  causing  an early  retirement  of and a  principal  prepayment  on the
                          Group 5 Certificates.
      Ratings.............The  Offered  Certificates  are  expected  to be  rated by
                          Moody's Investors Service, Inc. ("Moody's),  Dominion Bond
                          Rating  Service,  Inc.  ("DBRS")  and/or Standard & Poor's
                          Ratings Services  ("S&P"),  with the ratings  indicated in the  table  on  page 2  above.  Certain  of the  Class C-B
                          Certificates may be rated by Moody's, DBRS and/or S&P.
      ERISA               The  Offered  Certificates,  other  than the  Class AR and
      Considerations......Class AR-L  Certificates,  may be eligible for purchase by transferees  acting for, or on behalf of, employee benefit plans or other  retirement  arrangements  that are subject to the Employee  Retirement  Income  Security Act of 1974,
                          as amended  ("ERISA"),  or to Section 4975 of the Internal
                          Revenue  Code of 1986,  as  amended,  subject  to  certain considerations  described  in the  prospectus  supplement.
                          Sales of the Class AR and Class AR-L  Certificates to such plans or retirement  arrangements  are prohibited,  except as described in the prospectus supplement.
      Federal Income Tax
      Consequences........For federal income tax purposes,  the depositor will cause multiple separate real estate mortgage  investment conduit
                          ("REMIC")  elections  to be made with respect to the trust
                          (exclusive  of the assets  held in the basis risk  reserve fund). The Offered  Certificates,  other than the Class AR and Class AR-L Certificates,  will represent  ownership of
                          regular   interests   in  the  upper  tier  REMIC.   These
                          certificates  will  generally  be treated as  representing
                          ownership  of  debt  for  federal   income  tax  purposes.
                          Holders of these  certificates will be required to include as income all  interest and original  issue  discount,  if any, on such  certificates  in accordance with the accrual
                          method     of     accounting,     regardless     of    the
                          certificateholders'   usual  methods  of  accounting.   In
                          addition,   the  Group 5  Certificates,   other  than  the
                          Class 5-X Certificates,  will be treated as having a right to receive  certain  payments  from the related basis risk reserve fund. For federal  income tax purposes,  the Class
                          AR-L   Certificates   will  represent   ownership  of  the
                          residual  interests in the lower-tier  REMICs,  which will hold the  mortgage  loans,  and the Class AR  Certificates will represent  ownership of the residual interest in each remaining REMIC.
      Legal Investment....[After  the  prefunding   period,   if  any,  the  Offered
                          Certificates,  other  than the  Class 5-M-2,  Class 5-M-3,
                          Class 5-M-4,   Class 5-M-5,  Class C-B-2  and  Class C-B-3
                          Certificates,  will be "mortgage  related  securities" for purposes of the Secondary  Mortgage Market Enhancement Act
                          of  1984   ("SMMEA").   You  should   consult  your  legal
                          advisors  in  determining  whether  and to what extent the
                          Offered  Certificates  constitute  legal  investments  for you.]
      Principal and
      Interest Advancing..Each servicer (or if a servicer  fails to make an advance,
                          the  master  servicer),   will  make  cash  advances  with
                          respect to delinquent  scheduled payments of principal and interest  on any  mortgage  loan  serviced  by it,  to the extent they are deemed recoverable.
      Compensating        Each  servicer  will  provide  compensating  interest  for
      Interest............prepayment   interest   shortfalls   only  to  the  extent
                          described in the prospectus supplement.
      Servicing Transfer..It is anticipated that on or about [January 1,  2006], the servicing  function  for all or a portion of the  mortgage loans  serviced by SPS will be  transferred to a successor servicer  that  meets  the  requirements  of  a  successor servicer in the pooling and servicing agreement.
      SPS Servicing Risk..Select  Portfolio  Servicing,  Inc.  changed its name from
                          Fairbanks Capital Corp. on June 30, 2004.

                          SPS  maintains  an  "Average"  rating  with  a  "Positive"
                          outlook  with  Standard  and Poor's  Ratings  Services,  a division of the McGraw Hill  Companies,  Inc. and an "SQ3"
                          rating with Moody's Investors  Service.  Fitch Ratings has given  SPS  the  following  residential  primary  servicer ratings:  "RPS2-"  for  subprime,  home  equity  and Alt A products and "RSS2-" for special servicing.

                          On May 18, 2004, the United States  District Court for the
                          District of  Massachusetts  entered its final  approval of the settlement of  approximately  40 putative class action cases and made permanent its December 10, 2003  injunction that had the effect of staying all litigation  against SPS
                          relating  to  the  claims   addressed  by  the  settlement
                          agreement.   The  injunction  excludes  counterclaims  and
                          defenses that might arise out of  foreclosure  proceedings
                          that  SPS   initiates   and   individuals   who   excluded
                          themselves  from  the  settlement  to  pursue   individual
                          claims  for  relief.  The  settlement   contemplates  that
                          plaintiff's  redress would come, in part, from the redress fund  established in connection  with SPS' settlement with
                          the   Federal   Trade    Commission    ("FTC")   and   the
                          U.S. Department  of Housing and Urban Development  ("HUD")
                          described herein.

                          On May 5, 2004,  a West  Virginia  state court  entered an order  approving a settlement  between SPS and  plaintiffs in a putative  class  action in which  plaintiffs  alleged that  certain of SPS's  fees  violated  provisions  of the
                          West Virginia Code and sought an  injunction,  declaratory
                          relief,   actual  damages,   civil   penalties,   punitive
                          damages,  attorneys'  fees,  and  other  relief  from SPS.
                          Under  the  settlement,  SPS  may  resume  its  previously enjoined foreclosure activities in West Virginia,  subject
                          to  compliance   with   applicable   law.  The  settlement
                          requires the  approximately  300 West Virginia  loans that were in one of two specific  categories (i.e., real estate owned  or  foreclosure)  as  of  January  7,  2003  to  be
                          reviewed   by  a   three   person   panel,   including   a
                          representative  of SPS, to resolve any  customer  disputes that may exist regarding  charges  assessed by SPS on such customers'  accounts  and/or SPS's right to foreclose.  As part of the  settlement  the parties  disagreed on certain fundamental  issues of  foreclosure  law and  reserved the right to  submit  these  questions  to the  West  Virginia
                          Supreme  Court.   On  May  13,  2004,  the  West  Virginia
                          Supreme  Court  accepted a petition  to certify  questions under West Virginia law  regarding  the alleged  existence of (i) an  obligation  of lenders to consider  alternative remedies to cure a default  prior to pursuing non judicial
                          foreclosure,   and  (ii)  an  obligation  of   foreclosure
                          trustees to (x) review  account  records to ascertain  the actual amount due prior to  foreclosure,  and (y) consider
                          objections  to  foreclosure   raised  by   homeowners.   A
                          hearing  was  held in late  2004  and  the  West  Virginia
                          Supreme  Court  ruled in favor of SPS on these  questions,
                          finding  that  no  such   obligations   exist  under  West
                          Virginia law.  This ruling  clarifies  such  questions for the real estate lending industry in West Virginia.

                          On November 12, 2003,  SPS  announced  that it had entered into a final settlement  agreement with the FTC and HUD to
                          resolve   issues  raised  during  their  review  of  SPS's
                          servicing  practices.  As  part  of  the  settlement,  SPS agreed  to pay to the FTC the  amount of $40  million  for the  creation  of  a  redress  fund  for  the  benefit  of
                          consumers   allegedly  harmed  by  SPS  and  to  implement
                          certain practices on a prospective basis.

                          SPS has  recently  entered into  consent  agreements  with regulatory agencies in Florida,  Massachusetts,  Michigan,
                          Colorado,  California, West Virginia, Kansas and Illinois,
                          which  provide  for  provisions  similar  to some of those contained in the consent  order  entered into with the FTC and HUD.  While  not  admitting  any  liability  in any of those agreements,  SPS agreed to refund certain amounts to
                          Florida, Massachusetts,  California, West Virginia, Kansas
                          and Michigan  consumers  identified by regulators in those states.

                          During 2003 and 2004 SPS  experienced  an increased  level of scrutiny from various state  regulatory  agencies and a few states conducted or commenced  formal  investigations.
                          At  present,   SPS  has  concluded   all  material   state
                          regulatory  actions  in  a  satisfactory  manner  and  has procedures  and  controls  in place to monitor  compliance with the resulting  state  settlements and consent orders.
                          As a licensed  servicer,  SPS is examined  for  compliance with state and local laws by numerous state  agencies.  No assurance  can be given  that  SPS's  regulators  will not inquire into its practices,  policies or procedures in the future.  It is possible that any of SPS's  regulators will order SPS to change or revise its  practices,  policies or procedures  in the future.  Any such  change or  revisions may have a  material  impact  on the  future  income  from
                          SPS's operations.

                          The  occurrence of one or more of the foregoing  events or a  determination  by any court or  regulatory  agency that
                          SPS's   policies  and   procedures   do  not  comply  with
                          applicable law could lead to further  downgrades by one or more  rating  agencies,  a  transfer  of  SPS's  servicing responsibilities,  increased delinquencies on the mortgage loans  serviced  by SPS,  delays in  distributions  on the offered certificates,  losses on the offered certificates, or any  combination  of these  events.  In addition,  such
                          developments   could   result  in  SPS's   insolvency   or
                          bankruptcy,  and there can be no  assurance,  in the event of a  bankruptcy  proceeding,  that SPS  could  reorganize successfully in bankruptcy.

                          On October 4, 2005,  Credit  Suisse  First  Boston  (USA),
                          Inc.,  an  affiliate  of the  depositor  and  the  seller, acquired  all of the  outstanding  stock of  SPS's  parent from the prior shareholders.
II.

      CREDIT ENHANCEMENT (Groups 1 - 4)

      Subordination.......The Group 1,  Group 2,  Group 3 and  Group 4  Certificates
                          will  receive  distributions  of  interest  and  principal before the Class C-B  Certificates are entitled to receive distributions  of interest  or  principal.  The  Class C-B
                          Certificates  absorb  most  losses,  in  reverse  order of principal  priority,  on the group 1, 2, 3 and 4  mortgage loans  prior to the Group 1, Group 2, Group 3 and  Group 4
                          Certificates.

                          NOTE: The Class C-B  Certificates  represent  interests in the group 1, 2, 3 and 4 mortgage loans; consequently,  the
                          Class C-B  Certificates  could  be  reduced  to  zero as a result of a disproportionate  amount of Realized Losses on the mortgage loans in any of these groups.
      Realized Losses.....Any  realized  loss with  respect to a  group 1,  group 2, group 3  or  group 4  mortgage  loan,  except  for  excess losses (as described below), will be allocated as follows:

                          (a) first,  to the  Class  C-B-6  Certificates,  until its class principal balance is reduced to zero;

                          (b) second,  to the Class  C-B-5  Certificates,  until its class principal balance is reduced to zero;

                          (c) third,  to the  Class  C-B-4  Certificates,  until its class principal balance is reduced to zero;

                          (d) fourth,  to the Class  C-B-3  Certificates,  until its class principal balance is reduced to zero;

                          (e) fifth,  to the  Class  C-B-2  Certificates,  until its class principal balance is reduced to zero;

                          (f) sixth,  to the  Class  C-B-1  Certificates,  until its class principal balance is reduced to zero; and

                          (g) seventh,  with respect to realized losses with respect to group 1,  group 2,  group 3 and group 4 mortgage loans, to the senior  certificates  of the related loan group, in
                          each  case,   until  their   respective   class  principal
                          balances have been reduced to zero.
      Excess Losses...... On each  distribution  date, excess losses with respect to principal  will be  allocated  pro rata  among the Group 1
                          Certificates,  Group 2 Certificates, Group 3 Certificates,
                          Group 4 Certificates and Class C-B Certificates,  based on their respective class principal  balances.  Excess losses are special  hazard  losses,  bankruptcy  losses and fraud losses in  excess of  certain  amounts.  Accordingly,  the
                          Class C-B  Certificates will provide limited protection to the classes of certificates  of higher  relative  priority against  special  hazard  losses,  bankruptcy  losses  and fraud losses.

                          Note:  The Class C-B  Certificates  are  allocated  excess losses from  mortgage  loans in loan groups 1, 2, 3 and 4;
                          consequently,   disproportionately  high  special  hazard,
                          bankruptcy  or  fraud  losses  in  one  loan  group  could
                          adversely   impact   protection   to  unrelated   Group 1,
                          Group 2,  Group 3 and Group 4 Certificates for these types of losses.
      Groups 1 - 4
      Credit Enhancement  For any certificate on any distribution  date, a fraction,
      Percentages.........expressed as a  percentage,  the numerator of which is the sum of the aggregate  class  principal  balance of the C-B
                          Certificates   subordinate  to  that  certificate,   after
                          giving effect to payments on such  distribution  date, and the  denominator  of which  is the  aggregate  loan  group balance  for the  group 1, 2, 3 and 4  mortgage  loans for such distribution date.
                          Initial Groups 1 - 4 Credit Enhancement Percentages:

                                                    Approximate Expected Initial
                                   Class                 Credit Enhancement*(%)
                          ------------------------------------------------------
                              Senior Certificates          [7.45]
                                    C-B-1                  [4.85]
                                    C-B-2                  [3.15]
                                    C-B-3                  [2.10]
                                    C-B-4                  [1.00]
                                    C-B-5                  [0.40]
                                    C-B-6                  [0.00]
                          ------------------------------------------------------
                       *Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

Shifting of  Interests...Except  as  described  below,  the
                         Group 1, Group 2, Group 3 and Group 4 Certificates will
                         receive 100% of principal  prepayments  received on the
                         mortgage  loans in the  related  loan  group  until the
                         seventh  anniversary  of the first  distribution  date.
                         During the next four  years,  the  senior  certificates
                         will generally receive a disproportionately  large, but
                         decreasing,  share of principal prepayments.  This will
                         result in a quicker return of principal to these senior
                         certificates  and increases the likelihood that holders
                         of these  certificates  will be paid the full amount of
                         principal to which they are entitled.

                         If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal
                         to twice the  subordinate  percentage as of the closing
                         date (and certain rating agency collateral  performance
                         requirements  are  satisfied),   then  the  subordinate
                         classes  will  receive  50% of their pro rata  share of
                         principal prepayments. If the subordinate percentage on
                         or  after   the   third   anniversary   of  the   first
                         distribution date is greater than or equal to twice the
                         subordinate  percentage  as of the  closing  date  (and
                         certain    rating   agency    collateral    performance
                         requirements  are  satisfied),   then  the  subordinate
                         classes  will  receive  100% of their pro rata share of
                         principal  prepayments.

Cross-Collateralization..In certain limited circumstances, principal and interest collected from any of the group 1, 2, 3 and 4 mortgage
                         loans may be used to pay  principal or interest, or both,
                         to the senior certificates unrelated to that loan group.

III. DISTRIBUTIONS (Groups 1 - 4)

    Available
    Distribution Amount.. For any  distribution  date and each of the  group 1, 2, 3 and 4 mortgage loans, the sum of:  (i) scheduled  payments and  advances  on  the  related  mortgage  loans,  net  of
                          related  servicing,   trustee,   and  insurance  fees,  as
                          applicable;  (ii) insurance and liquidation proceeds,  net
                          of  unreimbursed  liquidation  expenses;   (iii) principal
                          prepayments   received   during  the  related   prepayment
                          period,   excluding  prepayment  penalties;   (iv) amounts
                          received in respect of a  repurchase  by the seller,  or a purchase by a holder of a  subordinate  certificate  or by the  special  servicer,  as  provided  in the  pooling and servicing  agreement,  net of advances previously made and
                          other   amounts  as  to  which  the  trustee,   the  trust
                          administrator,  a  servicer  or  the  master  servicer  is entitled  to  be  reimbursed;  (v) compensating  interest;
                          (vi) recoveries;  and (vii) any  amount paid in connection with an optional termination,  up to the amount of the par value for the related group.
    Priority of           Distributions  will in  general  be made to the  extent of distributions........ the  available  funds for the  related  loan  group in the order and priority as follows:

                          1. First,  to the related senior  certificates,  pro-rata, accrued  and  unpaid  interest  at their  respective
                                pass-through   rates  on  their   respective   class
                                principal balances,

                          2. Second,   to  the  related  senior   certificates,   as
                                principal,     the    related    senior    principal
                                distribution  amount as  described  below  under the
                                heading "Distributions of principal,"

                          3. Third,  in  limited  circumstances,  to  the  unrelated senior certificates,

                          4. Fourth,  to  each  class  of  Class C-B   Certificates,
                                interest and then  principal in increasing  order of
                                numerical class designation, and

                          5. Fifth, to the Class AR or Class AR-L  Certificates,  as
                                appropriate,  the remainder (which is expected to be
                                zero).
    Distribution of       On each  distribution  date,  an  amount up to the Group 1
    principal............ senior    principal    distribution    amount   for   that
                          distribution  date will be  distributed  as principal  pro
                          rata  to  the  Class  AR   Certificates   and  Class  AR-L
                          Certificates,   until  their  respective  class  principal
                          balances are reduced to zero,  and then to the Class 1-A-1
                          Certificates,   until  its  class  principal   balance  is
                          reduced to zero.
                          On each  distribution  date,  an  amount up to the Group 2
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  2-A-1  Certificates,   until  its  class  principal
                          balance is reduced to zero.
                          On each  distribution  date,  an  amount up to the Group 3
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  3-A-1  Certificates,   until  its  class  principal
                          balance is reduced to zero.

                          On each  distribution  date,  an  amount up to the Group 4
                          senior    principal    distribution    amount   for   that
                          distribution  date will be distributed as principal to the
                          Class  4-A-1  Certificates,   until  its  class  principal
                          balance is reduced to zero.

                          On each  distribution  date, an amount up to the amount of the  subordinate  principal  distribution  amount for that distribution  date will be distributed as principal to the
                          Class C-B  Certificates,  to the  extent of the  aggregate available funds  remaining after  distribution of interest and  principal to the related  Senior  Certificates.  Each class  of  Class C-B  Certificates  will  be  entitled  to receive its pro rata share,  based on its respective class
                          principal   balance,   of   the   subordinate    principal
                          distribution  amount.  Distributions  of  principal to the
                          subordinate    certificates   will   be   made   on   each
                          distribution  date  sequentially  in the  order  of  their
                          numerical   class   designation,    beginning   with   the
                          Class C-B-1 Certificates,  until each class of subordinate certificates  has received its  respective  pro rata share of the subordinate principal  distribution amount for that distribution date.
                                            25

IV. CREDIT ENHANCEMENT (Group 5)

Overcollateralization.....The group 5  mortgage  loans bear interest each month in an amount  that in the  aggregate  is  expected  to exceed the amount  needed  to pay  monthly  interest  on the  Group  5
                          Certificates  and  certain  related  trust  expenses.  This excess  interest  will be applied to pay  principal  on the
                          Group  5   Certificates   (other   than   the   Class   5-X
                          Certificates)  in order to create and maintain the required level of  overcollateralization.  The overcollateralization will be available to absorb losses on the group 5  mortgage loans.  The  required  level of  overcollateralization  may increase or decrease  over time.  We cannot assure you that sufficient  interest  will  be  generated  by  the  group 5 mortgage  loans to create and maintain  the required  level
                          of   overcollateralization  or  to  absorb  losses  on  the
                          group 5 mortgage loans.

      Overcollateralization
      Amount..............For any distribution  date will be equal to the amount,  if any, by which (x) the  aggregate  loan group balance of the group 5 mortgage loans for such  distribution  date exceeds
                          (y) the  aggregate class  principal  balance of the Group 5
                          Certificates  after  giving  effect  to  payments  on  such distribution date.
      Initial
      Over-
       collateralization..As of the closing date,  the  overcollateralization  amount will be equal to approximately [0.00]%.
      Targeted
      Over-
       collateralization
      Amount..............For any  distribution  date  prior  to the  stepdown  date, approximately  [0.70]% of the aggregate  loan group balance of the group 5  mortgage  loans as of the cut-off date. For any  distribution  date on or after the  stepdown  date and with  respect  to which a trigger  event is not in  effect, the  greater of  (a) [1.40]%  of the  aggregate  loan group
                          balance   of  the   group 5   mortgage   loans   for   such
                          distribution  date, or  (b) [0.50]%  of the aggregate  loan group  balance  of the  group 5  mortgage  loans  as of the cut-off  date.  For any  distribution  date on or after the stepdown  date with respect to which a trigger  event is in
                          effect     and     is     continuing,      the     targeted
                          overcollateralization  amount  for  the  distribution  date immediately preceding such distribution date.
      Stepdown Date.......The  later  to  occur  of  (a) the   distribution  date  in
                          [December  2008],  and (b) the first  distribution  date on which  the  senior  enhancement  percentage  is equal to or
                          greater  than  two  times  the  initial   targeted   credit
                          enhancement percentage for the Group 5 Senior Certificates.
      Group 5 Credit
      Enhancement         Initial Group 5 Credit Enhancement Percentages:
      Percentage...........

                                            Approximate     Approximate      Approximate
                                             Expected        Expected         Expected
                                          Initial Credit  Initial Target    Final Target
                                                              Credit           Credit
                             Class       Enhancement*(%)  Enhancement*(%)   Enhancement** (%)
                             ----------------------------------------------------------
                             ----------------------------------------------------------
                              5-A       [8.46]          [9.16]         [18.31]
                              5-M-1      [4.70]          [5.40]         [10.81]
                              5-M-2      [2.50]          [3.20]          [6.41]
                              5-M-3      [1.00]          [1.70]          [3.41]
                              5-M-4      [0.50]          [1.20]          [2.40]
                              5-M-5      [0.00]          [0.70]          [1.40]
                             ----------------------------------------------------------

                            *Prior to the stepdown  date,  based on  collateral  cut-off balance.
                           **After stepdown date, based on current pool balance.
                             Note:  Class 5-A  represents  the  aggregate  balance of the
                             Group 5 Senior  Certificates.
                             Initial Hard Subordination to Class 5-A-1: [17.61]%

                            --------------------------------------------------

      Trigger Event.......A trigger  event  will occur for any  distribution  date if either (i) the  average of the  delinquency  rates for each of the three (or one and two,  in the case of the first and second distribution dates) immediately  preceding months as of the last day of the related  collection period equals or exceeds [34.00]% of the senior  enhancement  percentage for such  distribution  date or  (ii) the  cumulative  realized
                          losses  as  a   percentage   of  the   original   aggregate
                          collateral   balance   on  the   closing   date   for  such
                          distribution  date is greater than the percentage set forth below:

                            Range of Distribution Dates       Cumulative Loss Percentage
                            December 2008 - November 2009     [1.00]%
                            December 2009 - November 2010     [1.25]%
                            December 2010 - November 2011     [1.50]%
                            December 2011 and thereafter      [1.80]%

      Delinquency Rate....With  respect  to  any  distribution  date,  the  fraction, expressed as a  percentage,  the  numerator of which is the aggregate loan group balance of the group 5  mortgage loans
                          60 or more days delinquent  (including all foreclosures and
                          REO Properties)  as of the  close of  business  on the last day of such  month,  and the  denominator  of  which is the aggregate loan group balance of the group 5  mortgage loans as of the close of business on the last day of such month.
      Subordination.......The  Group  5  Senior  Certificates  will  have  a  payment priority over the Group 5
                          Subordinate   Certificates.   Each   class   of   Group   5
                          Subordinate  Certificates will be subordinate to each other class of  subordinate  certificates  with a higher  payment priority.

                          Losses on the group 5  mortgage loans will first reduce the
                          available    excess    interest   and   then   reduce   the
                          overcollateralization    amount.    If    there    is    no
                          overcollateralization  at that time, losses on the mortgage
                          loans  will  be  allocated  to  the  Group  5   Subordinate
                          Certificates,  in the  reverse  order of their  priority of payment,  until  the  principal  amount of all  classes  of
                          Group 5  Subordinate  Certificates  are reduced to zero. On and after the Credit Support  Depletion  Date,  losses from the group 5  mortgage  loans will be allocated to the Class
                          5-A-2  Certificates  until its class  principal  balance is reduced to zero.  No losses will be  allocated to the Class
                          5-A-1 Certificates.

V.

       DISTRIBUTIONS (Group 5)

      Interest
      Remittance Amount...For any  distribution  date and  loan  group 5, the sum of
                          (i) scheduled  interest  payments  (other than  payaheads)
                          and  advances on the  mortgage  loans in the related  loan group for the  related  collection  period,  the  interest portion of payaheads  previously received and intended for application  in the  related  collection  period  and  the interest  portion of all payoffs  (net of payoff  interest for such distribution  date) and curtailments  received on the mortgage loans during the related  prepayment  period, less (x) the  applicable expense fees with respect to such mortgage  loans and  (y) unreimbursed  advances  and other
                          amounts  due  to  the  master  servicer,   the  applicable
                          servicer and the trust  administrator with respect to such mortgage  loans,  to the  extent  allocable  to  interest,
                          (ii) compensating  interest,   (iii) the  portion  of  any
                          substitution  adjustment  amount and  purchase  price paid with  respect to such  mortgage  loans  during the related collection  period, in each case allocable to interest and amounts paid in connection  with an optional  termination, up to the amount of the interest  portion of the par value for  the  related  loan  group  and  (iv) net  liquidation
                          proceeds   (net  of   unreimbursed   advances,   servicing
                          advances and other  expenses,  to the extent  allocable to interest,  and unpaid expense fees) collected with respect to the  mortgage  loans in the related  loan group  during the related  collection period, to the extent allocable to interest.
      Distributions of    The   pass-through   rate  for  each   class  of  Group  5
      Interest............Certificates,  other than the Class 5-X Certificates,  for each  distribution  date is a per annum  rate equal to the least  of (i)  the sum of the  one-month  LIBOR  for  that distribution  date plus the  related  certificate  margin,
                          (ii) the group 5 net funds cap, and (iii) [11.00]%.
                          The amount of interest payable on each  distribution  date in respect of each  class of Group 5  Certificates,  other than the Class  5-X  Certificates,  will  equal the sum of
                          (1) current  interest  for  such  class  on such  date and
                          (2) any carryforward interest for such class and date.

                          On each distribution date, the interest  remittance amount for  such  date  will be paid in the  following  order  of priority:

                          (1) to the Group 5 Senior Certificates,  pro rata based on
                          amounts  due,   current   interest  and  any  carryforward
                          interest for such class and such distribution date;

                          (2) to the Class 5-M-1 Certificates,  current interest and
                          any   carryforward   interest  for  such  class  and  such
                          distribution date;
                          (3) to the Class 5-M-2 Certificates,  current interest and
                          any   carryforward   interest  for  such  class  and  such
                          distribution date;

                          (4) to the Class 5-M-3 Certificates,  current interest and
                          any   carryforward   interest  for  such  class  and  such
                          distribution date;

                          (5) to the Class 5-M-4 Certificates,  current interest and
                          any   carryforward   interest  for  such  class  and  such
                          distribution date;

                          (6) to the Class 5-M-5 Certificates,  current interest and
                          any   carryforward   interest  for  such  class  and  such
                          distribution date; and

                          (7) for  application  as part of monthly  excess  cashflow for  such  distribution  date,  as  described  below,  any interest  remittance  amount  remaining after  application pursuant  to  clauses  (1)  through  (6)  above  for  such distribution date.
      Principal
      Remittance Amount...For any  distribution  date and  loan  group 5, the sum of
                          (i) scheduled  principal  payments  (other than payaheads)
                          and  advances on the  mortgage  loans in the related  loan group, net of unreimbursed  advances,  servicing  advances and other amounts due to the servicers,  the trustee,  the master servicer and the trust  administrator  with respect to the  mortgage  loans in the related  loan group (to the extent allocable to principal),  and the principal portion
                          of   payaheads   previously   received  and  intended  for
                          application    in   the   related    collection    period,
                          (ii) principal  prepayments  received  during the  related prepayment period,  (iii) amounts received in respect of a repurchase  by the seller,  or a purchase by a holder of a subordinate  certificate  or by the special  servicer,  as provided in the pooling and  servicing  agreement,  net of advances  previously  made and other  amounts  as to which the trustee,  the trust  administrator,  a servicer or the master  servicer  is  entitled  to  be  reimbursed,  (iv)
                          amounts paid in connection  with an optional  termination, up to the  amount of the par value  for the  related  loan group,  (v) the  portion  of any  substitution  adjustment amount  paid with  respect to any deleted  mortgage  loans
                          during  the  related   collection   period   allocable  to
                          principal,   (vi) net   liquidation   proceeds   (net   of
                          unreimbursed   advances,   servicing  advances  and  other
                          expenses,  to  the  extent  allocable  to  principal)  and
                          recoveries,   if  any,   collected  with  respect  to  the
                          mortgage  loans  in the  related  loan  group  during  the related  collection  period,  to the extent  allocable  to principal,  and  (vii) if  applicable,  amounts  withdrawn from the  related  Group 5  interest  rate cap  account to cover  realized  losses  on  the  group 5  mortgage  loans incurred during the related collection period.
      Overcollateralization
      Release Amount......For any  distribution  date will be equal to the lesser of
                          (x) the principal  remittance amount for such distribution
                          date  and  (y) the  amount,   if  any,  by  which  (1) the
                          overcollateralization  amount  for such  date,  calculated for this purpose on the basis of the assumption  that 100%
                          of the  aggregate of the principal  remittance  amount for such  date is  applied  on such date in  reduction  of the aggregate of the class  principal  balances of the Group 5
                          Certificates,        exceeds       (2) the        targeted
                          overcollateralization amount for such date.
      Principal Payment   For any  distribution  date and loan group 5 will be equal
      Amount..............to the  principal  remittance  amount  for such date minus the  overcollateralization  release  amount,  if any,  for such date.
      Senior Principal
      Payment Amount......For any  distribution  date on or after the stepdown  date and as long as a  trigger  event  has  not  occurred  with respect to such distribution  date, will be the amount, if any,  by which  (x) the  class  principal  balance  of the
                          Group 5  Senior  Certificates  immediately  prior  to such distribution  date  exceeds  (y)  the  lesser  of (A)  the product of [81.69]%  and (ii) the  aggregate  loan balance for loan group 5 for such  distribution  date and  (B) the amount,  if any, by which (i) the  aggregate  loan balance for loan  group 5  mortgage  loans  for such  distribution date  exceeds  (ii) [0.50]%  of the  aggregate  loan group balance for loan group 5 as of the cut-off date.
      Credit Support
      Depletion Date......The first  distribution  date on which the aggregate class principal balance of the Group 5 Subordinate  Certificates has been or will be reduced to zero.
      Class 5-M-1
      Principal Payment   For any  distribution  date on or after the stepdown  date
      Amount..............and as long as a  trigger  event  has  not  occurred  with respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal balances  of the  Group 5  Senior  Certificates,  in  each
                          case,   after   giving   effect   to   payments   on  such
                          distribution  date and (ii) the class principal balance of the  Class 5-M-1  Certificates  immediately  prior to such
                          distribution   date  exceeds  (y) the  lesser  of  (A) the
                          product of (i) [89.19]% and (ii) the  aggregate loan group balance for loan  group 5 for such  distribution  date and
                          (B) the  amount,  if any, by which (i) the  aggregate loan group balance for loan group 5 for such  distribution date exceeds  (ii) [0.50]%  of the aggregate loan group balance for loan group 5 as of the cut-off date.
      Class 5-M-2
      Principal Payment   For any  distribution  date on or after the stepdown  date
      Amount..............and as long as a  trigger  event  has  not  occurred  with respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal balances  of  the  Group 5  Senior  Certificates  and  the
                          Class 5-M-1  Certificates,  in  each  case,  after  giving effect to payments on such  distribution date and (ii) the class principal  balance of the  Class 5-M-2  Certificates
                          immediately   prior  to  such  distribution  date  exceeds
                          (y) the  lesser of  (A) the  product of  (i) [93.59]%  and
                          (ii) the  aggregate  loan group  balance for loan  group 5 for such  distribution date and (B) the amount, if any, by which  (i) the  aggregate  loan  group  balance  for  loan group 5 for such  distribution  date exceeds  (ii) [0.50]%
                          of the  aggregate  loan group  balance for loan group 5 as of the cut-off date.
      Class 5-M-3
      Principal Payment   For any  distribution  date on or after the stepdown  date
      Amount..............and as long as a  trigger  event  has  not  occurred  with respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal
                          balances  of  the   Group 5   Senior   Certificates,   the
                          Class 5-M-1     Certificates     and    the    Class 5-M-2
                          Certificates,   in  each  case,  after  giving  effect  to
                          payments  on such  distribution  date and  (ii) the  class
                          principal   balance   of  the   Class 5-M-3   Certificates
                          immediately   prior  to  such  distribution  date  exceeds
                          (y) the  lesser of  (A) the  product of  (i) [96.59]%  and
                          (ii) the  aggregate  loan group  balance for loan  group 5 for such  distribution date and (B) the amount, if any, by which  (i) the  aggregate  loan  group  balance  for  loan group 5 for such  distribution  date exceeds  (ii) [0.50]%
                          of the  aggregate  loan group  balance for loan group 5 as of the cut-off date.
      Class 5-M-4
      Principal Payment   For any  distribution  date on or after the stepdown  date
      Amount..............and as long as a  trigger  event  has  not  occurred  with respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal
                          balances  of  the   Group 5   Senior   Certificates,   the
                          Class 5-M-1  Certificates,  the  Class 5-M-2  Certificates
                          and the  Class 5-M-3  Certificates,  in each  case,  after giving  effect to payments on such  distribution  date and
                          (ii) the  class  principal   balance  of  the  Class 5-M-4
                          Certificates  immediately  prior to such distribution date exceeds  (y) the lesser of (A) the product of (i) [97.60]%
                          and  (ii) the   aggregate  loan  group  balance  for  loan
                          group 5 for such  distribution date and (B) the amount, if any, by which  (i) the  aggregate  loan group  balance for
                          loan   group 5   for  such   distribution   date   exceeds
                          (ii) [0.50]%  of the aggregate loan group balance for loan group 5 as of the cut-off date.
      Class 5-M-5
      Principal Payment   For any  distribution  date on or after the stepdown  date
      Amount..............and as long as a  trigger  event  has  not  occurred  with respect to such distribution  date, will be the amount, if any,  by which  (x) the  sum of  (i) the  class  principal
                          balances  of  the   Group 5   Senior   Certificates,   the
                          Class 5-M-1  Certificates,  the Class 5-M-2  Certificates,
                          the   Class 5-M-3   Certificates   and   the   Class 5-M-4
                          Certificates,   in  each  case,  after  giving  effect  to
                          payments  on such  distribution  date and  (ii) the  class
                          principal   balance   of  the   Class 5-M-5   Certificates
                          immediately   prior  to  such  distribution  date  exceeds
                          (y) the  lesser of  (A) the  product of  (i) [98.60]%  and
                          (ii) the  aggregate  loan group  balance for loan  group 5 for such  distribution date and (B) the amount, if any, by which  (i) the  aggregate  loan  group  balance  for  loan group 5 for such  distribution  date exceeds  (ii) [0.50]%
                          of the  aggregate  loan group  balance for loan group 5 as of the cut-off date.
      Distributions of    The  principal   payment  amount  will  be  paid  on  each
      Principal...........distribution date as follows:

                          I.    On each  distribution date (a) prior to the stepdown
                                date or (b) with  respect  to which a trigger  event
                                is in effect,  the principal  payment amount will be
                                paid in the following order of priority:

                          (i) to the Class 5-A-1 and Class 5-A-2  Certificates,  pro
                                           rata,   until  their   respective   class
                                           principal balances are reduced to zero,

                          (ii) to the  Class 5-M-1  Certificates,  until  its  class principal balance is reduced to zero;

                          (iii) to the  Class 5-M-2  Certificates,  until  its class principal balance is reduced to zero;

                          (iv) to the  Class 5-M-3  Certificates,  until  its  class principal balance is reduced to zero;

                          (v) to  the  Class 5-M-4  Certificates,  until  its  class principal balance is reduced to zero;

                          (vi) to the  Class 5-M-5  Certificates,  until  its  class principal balance is reduced to zero;

                          (vii) for  application as part of monthly excess  cashflow for such distribution  date, as described
                                           below, any such principal  payment amount
                                           remaining after  application  pursuant to
                                           clauses (i) through (vi) above.

                          II.   On  each  distribution  date  (a)  on or  after  the
                                stepdown  date  and  (b)  with  respect  to  which a
                                trigger  event  is  not  in  effect,  the  principal
                                payment  amount will be paid in the following  order
                                of priority:

                          (i) to   the   to   the    Class 5-A-1   and   Class 5-A-2
                                           Certificates,    the   senior   principal
                                           payment  amount  for  such   distribution
                                           date,  pro rata,  until their  respective
                                           class  principal  balances are reduced to
                                           zero;

                          (ii) to  the  Class 5-M-1  Certificates,  the  Class 5-M-1
                                           principal   payment   amount   for   such
                                           distribution   date,   until   its  class
                                           principal balance is reduced to zero;

                          (iii) to the  Class 5-M-2  Certificates,  the  Class 5-M-2
                                           principal   payment   amount   for   such
                                           distribution   date,   until   its  class
                                           principal balance is reduced to zero;

                          (iv) to  the  Class 5-M-3  Certificates,  the  Class 5-M-3
                                           principal   payment   amount   for   such
                                           distribution   date,   until   its  class
                                           principal balance is reduced to zero;

                          (v) to  the  Class 5-M-4  Certificates,   the  Class 5-M-4
                                           principal   payment   amount   for   such
                                           distribution   date,   until   its  class
                                           principal balance is reduced to zero;

                          (vi) to  the  Class 5-M-5  Certificates,  the  Class 5-M-5
                                           principal   payment   amount   for   such
                                           distribution   date,   until   its  class
                                           principal balance is reduced to zero; and

                          (vii) for  application as part of monthly excess  cashflow for such distribution  date, as described
                                           below, any such principal  payment amount
                                           remaining after  application  pursuant to
                                           clauses (i) through (vi) above.
      Distribution of
      Monthly Excess      On each  distribution  date, the monthly  excess  cashflow
      Cashflow............will be distributed in the following order of priority:

                          (1) until the  aggregate  class  principal  balance of the
                                Group 5   Certificates  equals  the  aggregate  loan
                                group  balance  of the  group 5  mortgage  loans for
                                such    distribution   date   minus   the   targeted
                                overcollateralization amount for such date:

                                (A) on  each  distribution  date  (a)  prior  to the
                                stepdown  date  or  (b)  with  respect  to  which  a
                                trigger  event  is  in  effect,  to  the  extent  of
                                monthly excess interest for such distribution  date,
                                to the Group 5 Certificates,  in the following order
                                of priority:

                          (i)          to  the to the  Class 5-A-1  and  Class 5-A-2
                                       Certificates,    pro   rata,    until   their
                                       respective   class  principal   balances  are
                                       reduced to zero;

                          (ii)         to the  Class 5-M-1  Certificates,  until its
                                       class principal balance is reduced to zero;

                          (iii)        to the  Class 5-M-2  Certificates,  until its
                                       class principal balance is reduced to zero;

                          (iv)         to the  Class 5-M-3  Certificates,  until its
                                       class principal balance is reduced to zero;

                          (v)          to the  Class 5-M-4  Certificates,  until its
                                       class  principal  balance is reduced to zero;
                                       and

                          (vi)  to the  Class 5-M-5  Certificates,  until  its class principal balance is reduced to zero; and

                                (B)  on  each  distribution  date  on or  after  the
                                stepdown  date and with  respect  to which a trigger
                                event  is not  in  effect,  to  fund  any  principal
                                distributions   required   to  be   made   on   such
                                distribution  date as set forth above,  after giving
                                effect to the distribution of the principal  payment
                                amount  for  such  date,  in  accordance   with  the
                                priorities set forth above;

                          (2) to the Class 5-A-2  Certificates,  any deferred amount for such class;

                          (3) to the Class 5-M-1  Certificates,  any deferred amount for such class;

                          (4) to the Class 5-M-2  Certificates,  any deferred amount for such class;

                          (5) to the Class 5-M-3  Certificates,  any deferred amount for such class;

                          (6) to the Class 5-M-4  Certificates,  any deferred amount for such class;

                          (7) to the Class 5-M-5  Certificates,  any deferred amount for such class;

                          (8) to each  class of  Group 5  Senior  Certificates,  pro rata based on the  amount of any  unpaid  basis risk
                                shortfall,  any unpaid basis risk shortfall for such
                                class;

                          (9) to  the  Class 5-M-1  Certificates,   any  basis  risk
                                shortfall for such class;

                          (10) to  the  Class 5-M-2  Certificates,  any  basis  risk shortfall for such class;

                          (11) to  the  Class 5-M-3  Certificates,  any  basis  risk shortfall for such class;

                          (12) to  the  Class 5-M-4  Certificates,  any  basis  risk shortfall for such class;

                          (13) to  the  Class 5-M-5  Certificates,  any  basis  risk shortfall for such class;

                          (14) to   the   Class 5-X    Certificates,    the   amount
                                distributable  thereon  pursuant  to the pooling and
                                servicing agreement; and

                          (15) to the Class AR and AR-L Certificates,  any remaining amount (no  payments  are expected to be made to the
                                Class AR Certificates under this clause).
      Group 5 Net Funds   The  annual  pass-through  rates  on  each  Class  of  the
      Caps................Group 5    Certificates    (other   than   the   Class 5-X
                          Certificates)  are  subject to the  group 5 net funds cap, as more fully described in the prospectus supplement.

                          On any  distribution  date, the group 5 net funds cap will equal  (a) a  fraction,  expressed  as a  percentage,  the numerator  of  which  is the  product  of (1) the  optimal interest  remittance amount for such date and (2) 12,  and the  denominator  of which  is the  aggregate  loan  group balance  of the  mortgage  loans in loan  group 5  for the immediately  preceding  distribution  date,  multiplied by
                          (b) a  fraction,  the  numerator  of  which  is 30 and the denominator  of which is the actual  number of days in the immediately preceding accrual period.

                          On any  distribution  date,  if the current  interest rate
                          (calculated  on the basis of the  lesser of  (x) one-month
                          LIBOR plus the applicable  certificate  margin and (y) the
                          maximum   interest   rate)  on  any   Class   of   Group 5
                          Certificates  (other than the Class 5-X  Certificates)  is limited  by the  related  net funds cap,  such  difference will constitute a basis risk shortfall.

                          A schedule  of the  group 5  net funds cap is  included in this document.
      Group 5 Interest
          Rate Cap........On or before the  closing  date,  the  trustee,  acting on behalf of the trust,  will enter into an interest rate cap
                          agreement     with    [Credit    Suisse    First    Boston
                          International],     as    counterparty,     whereby,    in
                          consideration  for a one-time  payment by the trust to the
                          cap   counterparty   on  the   closing   date,   the   cap
                          counterparty  will  agree  to make  certain  payments,  as described  below,  on each  interest  rate  cap  agreement
                          payment  date.   Payments  under  the  interest  rate  cap
                          agreement   will  be   available   to  cover   basis  risk
                          shortfalls for the Group 5  Certificates,  realized losses on the group 5  mortgage loans and deferred amounts on the
                          Class 5-A-2,    Class 5-M-1,   Class 5-M-2,   Class 5-M-3,
                          Class 5-M-4  and Class 5-M-5  Certificates.  The first and last  payment  dates for the interest  rate cap  agreement will  occur  on the  dates  specified  in  the  prospectus supplement.

                          Under   the   interest   rate  cap   agreement,   the  cap
                          counterparty  will agree to make  payments on each payment
                          date  equal  to  the  product  of  (i) a   fraction,   the
                          numerator  of which is the actual  number of days  elapsed
                          since  the   immediately   preceding   interest  rate  cap
                          agreement  payment  date  (or,  in the  case of the  first interest  rate cap  agreement  payment  date,  the closing date)  through,  but not including,  the current  interest rate cap agreement payment date,  subject to the "Modified
                          Following"  Business Day Convention (within the meaning of the 2000 ISDA  Definitions),  and the denominator of which is  360,  (ii) a  notional  amount  (as set  forth  in the
                          related  annex  for  such  scheduled   interest  rate  cap
                          agreement payment date) and (iii) the  percentage equal to the  difference  between  (1) the  lesser of (a) the Index
                          Rate for such period and (b) the  percentage  specified in the prospectus  supplement and (2) the cap strike rate for that  period (as set forth in the  related  annex for such interest rate cap agreement payment date); provided,  that if the Index Rate is less than or equal to the  applicable cap strike  rate,  then the  payment  amount due under the interest rate cap agreement will be zero.  Generally,  the
                          "Index  Rate" will be the rate for  one-month  deposits in
                          U.S.  Dollars  which appear on the Telerate  Page 3750 two
                          London  banking days prior to the first day of the related accrual  period for the interest rate cap agreement or, if such rate does not appear on the Telerate  Page 3750,  the rate  determined  based on the  rates  at which  one-month deposits  in  U.S. Dollars  are  offered by the  reference banks to prime banks in the London interbank market.

                          Any amounts received by the trust  administrator under the interest  rate  cap  agreement  will  be  deposited  to  a related  account  established by the trust  administrator.
                          Amounts on deposit in the  interest  rate cap account will be distributed on any  distribution  date in the following order of priority:

                          (i) to the Group 5 Senior Certificates,  pro rata based on the  amount  of any  unpaid  Basis  Risk  Shortfalls,  the amount of any unpaid Basis Risk Shortfalls for such class;

                          (ii)  to  the   Class 5-M-1,   Class 5-M-2,   Class 5-M-3,
                          Class 5-M-4  and Class 5-M-5  Certificates,  sequentially, the amount of any unpaid  Basis Risk  Shortfalls  for such class;

                          (iii)  to  the  Principal   Remittance   Amount  for  loan
                          group 5,  up to the amount of such Realized  Losses on the mortgage  loans  in  loan  group  5  incurred  during  the related  Collection  Period, any shortfall to be allocated pro rata based upon the  amount of such  Realized  Losses;
                          and

                          (iv)  sequentially,   to  the  Class 5-A-2,   Class 5-M-1,
                          Class 5-M-2,   Class 5-M-3,  Class 5-M-4  and  Class 5-M-5
                          Certificates,  in  that  order,  any  applicable  deferred amounts  thereon  remaining  unreimbursed,  in  each  case prior to giving effect to amounts  available to be paid in respect of deferred  amounts as  described  herein on such distribution date.

                          Amounts paid under the  interest  rate cap  agreement  not
                          used  on  any   distribution   date  to  pay  Basis   Risk
                          Shortfalls on the Group 5  Certificates,  Realized  Losses
                          on the group 5  mortgage loans or deferred  amounts on the
                          Class 5-A-2,    Class 5-M-1,   Class 5-M-2,   Class 5-M-3,
                          Class 5-M-4  and Class 5-M-5  Certificates  will remain on deposit  in the  interest  rate  cap  account  and  may be
                          available  on  future   distribution  dates  to  make  the
                          payments described in the preceding  paragraph;  provided,
                          however   that  such   amounts   will  be  paid  into  and
                          distributed  out of a separate  trust created  pursuant to the pooling  and  servicing  agreement  for the benefit of the  Group 5  Certificates.  However,  at no time will the amount on deposit in the interest rate cap account  exceed
                          the  deposit   amount.   The  "deposit   amount"  will  be
                          calculated on each distribution  date, after giving effect to withdrawals  from the interest rate cap account on that distribution  date and  distributions  and  allocation  of losses on the  certificates  on such date,  and will equal the excess, if any, of the Targeted  Overcollateralization
                          Amount    for   such    distribution    date    over   the
                          Overcollateralization Amount for such distribution date.

                          Unless   terminated   earlier,   the  interest   rate  cap
                          agreement  will  terminate  on the date  specified  in the prospectus  supplement.  Both  the  trustee  and  the  cap
                          counterparty   will  have  the  right  to  terminate   the
                          interest rate cap agreement for certain  reasons set forth in the  documentation  associated  with each interest rate cap agreement,  including, without limitation, the related
                          ISDA  Master   Agreement,   the  Schedule  thereto  and  a
                          Confirmation  thereunder.  Although it is not  anticipated that there will be amounts  payable by the trust,  certain amounts  may be  payable by the trust  under the  interest rate cap agreement from funds otherwise  distributable  to the  holders  of the  certificates  as a  result  of  such termination.

VI.         CAP NOTIONAL SCHEDULE

Trust to buy a Corridor Cap:  i.e. trust buys Cap over strike and sells cap over ceiling.
Counterparty to Pay:          1 Month LIBOR over LIBOR strike up to the given Ceiling.
LIBOR Strike:                 See Schedule below
Ceiling Strike:               See Schedule below
Uncaps security to:                  10.00%
Initial Notional:             $ 305,592,458
Basis:                        Act/360
Pricing Speed:                20 cpr
Close Date:                   11/30/2005
1st Pay Date:                 12/25/2005
Maturity:                     10/25/2010

                                                                   LIBOR  LIBOR  Corridor
                              Period      Date    Notional Balance Strike  Cap    (bps)
                           --------------------------------------------------------------

                                1       12/25/2005  305,272,000    7.491% 9.672%   218.1
                                2       1/25/2006   299,589,759    5.978% 9.672%   369.4
                                3       2/25/2006   294,012,947    5.977% 9.671%   369.4
                                4       3/25/2006   288,539,611    6.651% 9.670%   301.9
                                5       4/25/2006   283,167,836    5.975% 9.669%   369.4
                                6       5/25/2006   277,895,741    6.183% 9.667%   348.4
                                7       6/25/2006   272,721,482    5.972% 9.666%   369.4
                                8       7/25/2006   267,643,245    6.181% 9.665%   348.4
                                9       8/25/2006   262,659,254    5.970% 9.664%   369.4
                                10      9/25/2006   257,767,762    5.969% 9.663%   369.4
                                11      10/25/2006  252,967,059    6.178% 9.662%   348.4
                                12      11/25/2006  248,255,461    5.966% 9.661%   369.5
                           --------------------------------------------------------------
                                13      12/25/2006  243,631,320    6.176% 9.660%   348.4
                                14      1/25/2007   239,093,015    5.963% 9.658%   369.5
                                15      2/25/2007   234,638,957    5.962% 9.657%   369.5
                                16      3/25/2007   230,267,586    6.637% 9.656%   301.9
                                17      4/25/2007   225,977,370    5.960% 9.655%   369.5
                                18      5/25/2007   221,766,807    6.190% 9.653%   346.3
                                19      6/25/2007   217,634,420    5.978% 9.652%   367.4
                                20      7/25/2007   213,578,762    6.208% 9.651%   344.3
                                21      8/25/2007   209,597,431    5.995% 9.649%   365.4
                                22      9/25/2007   205,690,042    6.304% 9.648%   334.4
                                23      10/25/2007  201,857,426    7.245% 9.646%   240.1
                                24      11/25/2007  198,101,673    7.020% 9.645%   262.5
                           --------------------------------------------------------------
                                25      12/25/2007  194,415,554    7.264% 9.643%   237.9
                                26      1/25/2008   190,797,783    7.023% 9.642%   261.9
                                27      2/25/2008   187,247,235    7.021% 9.640%   261.9
                                28      3/25/2008   183,762,523    7.547% 9.639%   209.2
                                29      4/25/2008   180,342,459    7.270% 9.637%   236.7
                                30      5/25/2008   176,987,195    7.543% 9.636%   209.3
                                31      6/25/2008   173,693,705    7.286% 9.634%   234.8
                                32      7/25/2008   170,461,280    7.540% 9.633%   209.3
                                33      8/25/2008   167,288,788    7.293% 9.631%   233.8
                                34      9/25/2008   164,175,291    7.676% 9.630%   195.4
                                35      10/25/2008  161,121,320    8.136% 9.628%   149.2
                                36      11/25/2008  158,124,927    8.051% 9.626%   157.5
                           --------------------------------------------------------------
                                37      12/25/2008  155,174,368    8.331% 9.625%   129.4
                                38      1/25/2009   152,278,590    8.048% 9.623%   157.5
                                39      2/25/2009   149,436,584    8.060% 9.624%   156.4
                                40      3/25/2009   146,647,463    8.981% 9.624%    64.3
                                41      4/25/2009   143,910,285    8.110% 9.624%   151.4
                                42      5/25/2009   141,224,019    8.400% 9.624%   122.4
                                43      6/25/2009   138,587,640    8.117% 9.624%   150.7
                                44      7/25/2009   136,000,221    8.400% 9.624%   122.4
                                45      8/25/2009   133,460,861    8.123% 9.624%   150.1
                                46      9/25/2009   130,968,721    8.157% 9.624%   146.7
                                47      10/25/2009  128,522,909    8.465% 9.624%   115.9
                                48      11/25/2009  126,122,805    8.290% 9.624%   133.4
                           --------------------------------------------------------------
                                49      12/25/2009  123,769,329    8.579% 9.624%   104.5
                                50      1/25/2010   121,459,536    8.300% 9.624%   132.4
                                51      2/25/2010   119,192,405    8.300% 9.624%   132.4
                                52      3/25/2010   116,967,363    9.235% 9.624%    38.9
                                53      4/25/2010   114,783,646    8.310% 9.624%   131.4
                                54      5/25/2010   112,640,493    8.600% 9.624%   102.4
                                55      6/25/2010   110,536,619    8.310% 9.624%   131.4
                                56      7/25/2010   108,471,817    8.600% 9.624%   102.4
                                57      8/25/2010   106,445,365    8.311% 9.624%   131.3
                                58      9/25/2010   104,456,558    8.325% 9.625%   130.0
                                59      10/25/2010  102,500,772    9.061% 9.626%    56.5

VII. BOND PROFILES

     GROUPS 1, 2, 3 AND 4 BOND PROFILES TO CALL*:

ARMT05-12 - Stack Price/Yield

--------------------------------------------------------------------------------------------------------------------------------
                   15 CPB/      20 CPB/     22 CPB/     25 CPB/      27 CPB/     30 CPB/     35 CPB/      40 CPB/     45 CPB/
                  Call (Y)     Call (Y)    Call (Y)    Call (Y)     Call (Y)    Call (Y)    Call (Y)     Call (Y)    Call (Y)
--------------------------------------------------------------------------------------------------------------------------------
             1A1 Run to the earliest of the 10% Call and each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    2.19         2.01        1.95        1.85         1.79        1.70        1.55         1.41        1.28
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Oct08       Oct08        Oct08       Oct08       Oct08        Oct08       Oct08       Oct08        Oct08
     Principal #
          Months     35           35          35          35           35          35          35           35          35
--------------------------------------------------------------------------------------------------------------------------------
             2A1 Run to the earliest of the 10% Call and each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    3.23         2.84        2.70        2.48         2.36        2.18        1.91         1.64        1.41
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Oct10       Oct10        Oct10       Sep10       Sep10        Sep10       Sep10       Apr10        Sep09
     Principal #
          Months     59           59          59          58           58          58          58           53          46
--------------------------------------------------------------------------------------------------------------------------------
             3A1 Run to the earliest of the 10% Call and each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    3.27         2.86        2.72        2.49         2.36        2.18        1.91         1.64        1.41
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Oct10       Oct10        Oct10       Sep10       Sep10        Sep10       Sep10       Apr10        Sep09
     Principal #
          Months     59           59          59          58           58          58          58           53          46
--------------------------------------------------------------------------------------------------------------------------------
             4A1 Run to the earliest of the 10% Call and each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    3.21         2.82        2.68        2.48         2.35        2.17        1.90         1.64        1.41
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Sep10       Sep10        Sep10       Sep10       Sep10        Sep10       Sep10       Apr10        Sep09
     Principal #
          Months     58           58          58          58           58          58          58           53          46
--------------------------------------------------------------------------------------------------------------------------------
      CB Classes Run to the earliest of the 10% Call and each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    4.70         4.47        4.34        4.19         4.11        3.97        3.72         3.36        2.95
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Oct10       Oct10        Oct10       Sep10       Sep10        Sep10       Sep10       Apr10        Sep09
     Principal #
          Months     59           59          59          58           58          58          58           53          46
--------------------------------------------------------------------------------------------------------------------------------

        *Assumes:

      1 Month LIBOR:          [4.0900]%
      6 Month LIBOR:          [4.5300]%
      1 Year LIBOR:           [4.8100]%
      1 Year CMT:             [4.3260]%

      ** WAL's calculated from the settlement date assuming a 30/360 basis.

      BOND PROFILES (Cont.)

      GROUPS 1, 2, 3 AND 4 BOND PROFILES TO MATURITY*:

ARMT05-12 - Stack Price/Yield

--------------------------------------------------------------------------------------------------------------------------------
                   15 CPB/     20 CPB/    22 CPB/     25 CPB/       27 CPB/      30 CPB/    35 CPB/      40 CPB/     45 CPB/
                  Call (N)     Call (N)    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)     Call (N)    Call (N)
--------------------------------------------------------------------------------------------------------------------------------
             1A1 Run to each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    2.19         2.01        1.95        1.85         1.79        1.70        1.55         1.41        1.28
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Oct08       Oct08        Oct08       Oct08       Oct08        Oct08       Oct08       Oct08        Oct08
     Principal #
          Months     35           35          35          35           35          35          35           35          35
--------------------------------------------------------------------------------------------------------------------------------
             2A1 Run to each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    3.23         2.84        2.70        2.49         2.36        2.18        1.91         1.67        1.47
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Oct10       Oct10        Oct10       Oct10       Oct10        Oct10       Oct10       Oct10        Oct10
     Principal #
          Months     59           59          59          59           59          59          59           59          59
--------------------------------------------------------------------------------------------------------------------------------
             3A1 Run to each underlying loans' reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    3.97         3.36        3.14        2.84         2.66        2.41        2.06         1.77        1.53
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Oct12       Oct12        Oct12       Oct12       Oct12        Oct12       Oct12       Oct12        Oct12
     Principal #
          Months     83           83          83          83           83          83          83           83          83
--------------------------------------------------------------------------------------------------------------------------------
             4A1 Run to each underlying loans'reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    3.21         2.82        2.68        2.48         2.35        2.17        1.90         1.67        1.47
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Sep10       Sep10        Sep10       Sep10       Sep10        Sep10       Sep10       Sep10        Sep10
     Principal #
          Months     58           58          58          58           58          58          58           58          58
--------------------------------------------------------------------------------------------------------------------------------
      CB Classes Run to each underlying loans'reset
--------------------------------------------------------------------------------------------------------------------------------
             WAL    5.00         4.68        4.53        4.37         4.27        4.10        3.82         3.54        3.25
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Oct12       Oct12        Oct12       Oct12       Oct12        Oct12       Oct12       Oct12        Oct12
     Principal #
          Months     83           83          83          83           83          83          83           83          83
--------------------------------------------------------------------------------------------------------------------------------

        *Assumes:

        1 Month LIBOR:  [4.0900]%
        6 Month LIBOR:  [4.5300]%
        1 Year LIBOR:   [4.8100]%
        1 Year CMT:     [4.3260]%

        ** WAL's calculated from the settlement date assuming a 30/360 basis.

      BOND PROFILES (Cont.)

      GROUP 5 CERTIFICATE PROFILES TO CALL*:

--------------------------------------------------------------------------------------------------------------------------------
                   15 CPR/      20 CPR/     25 CPR/     28 CPR/      30 CPR/     32 CPR/     35 CPR/      40 CPR/     45 CPR/
                  Call (Y)     Call (Y)    Call (Y)    Call (Y)     Call (Y)    Call (Y)    Call (Y)     Call (Y)    Call (Y)
--------------------------------------------------------------------------------------------------------------------------------
     5A1s & 5A2s   Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------
             WAL    4.98         3.70        2.89        2.53         2.32        2.14        1.91         1.58        1.32
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Mar19       Dec15        Oct13       Nov12       Apr12        Oct11       Mar11       May10        Oct09
     Principal #
          Months     160         121          95          84           77          71          64           54          47
--------------------------------------------------------------------------------------------------------------------------------
             5M1   Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------
             WAL    8.84         6.59        5.23        4.71         4.44        4.22        4.00         3.78        3.77
                   Feb10 -     Dec08 -      Dec08 -     Jan09 -     Jan09 -      Feb09 -     Feb09 -     Apr09 -      May09 -
Principal Window    Mar19       Dec15        Oct13       Nov12       Apr12        Oct11       Mar11       May10        Oct09
     Principal #
          Months     110          85          59          47           40          33          26           14           6
--------------------------------------------------------------------------------------------------------------------------------
             5M2   Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------
             WAL    8.84         6.59        5.21        4.69         4.40        4.17        3.91         3.62        3.50
                   Feb10 -     Dec08 -      Dec08 -     Dec08 -     Jan09 -      Jan09 -     Jan09 -     Feb09 -      Feb09 -
Principal Window    Mar19       Dec15        Oct13       Nov12       Apr12        Oct11       Mar11       May10        Oct09
     Principal #
          Months     110          85          59          48           40          34          27           16           9
--------------------------------------------------------------------------------------------------------------------------------
             5M3   Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------
             WAL    8.73         6.50        5.14        4.60         4.32        4.09        3.82         3.51        3.33
                   Feb10 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -     Dec08 -     Jan09 -      Jan09 -
Principal Window    Mar19       Dec15        Oct13       Nov12       Apr12        Oct11       Mar11       May10        Oct09
     Principal #
          Months     110          85          59          48           41          35          28           17          10
--------------------------------------------------------------------------------------------------------------------------------
             5M4   Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------
             WAL    8.06         5.96        4.71        4.22         3.96        3.75        3.50         3.23        3.14
                   Feb10 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -
Principal Window    Mar17       May14        Jun12       Sep11       Mar11        Nov10       May10       Aug09        Feb09
     Principal #
          Months     86           66          43          34           28          24          18           9            3
--------------------------------------------------------------------------------------------------------------------------------
             5M5   Run to 10% Call
--------------------------------------------------------------------------------------------------------------------------------
             WAL    6.96         5.13        4.06        3.65         3.44        3.29        3.15         3.07        3.07
                   Feb10 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -
Principal Window    Apr15       Oct12        Apr11       Aug10       Apr10        Dec09       Jul09       Dec08        Dec08
     Principal #
          Months     63           47          29          21           17          13           8           1            1
--------------------------------------------------------------------------------------------------------------------------------

        *Assumes:

         1 Month LIBOR:       [4.0900]%
         6 Month LIBOR:       [4.5300]%
         1 Year LIBOR:        [4.8100]%
         1 Year CMT:          [4.3260]%

        ** WAL's calculated from the settlement date assuming a 30/360 basis.

      BOND PROFILES (Cont.)

      GROUP 5 CERTIFICATE PROFILES TO MATURITY*:

--------------------------------------------------------------------------------------------------------------------------------
                   15 CPR/      20 CPR/     25 CPR/     28 CPR/      30 CPR/     32 CPR/     35 CPR/      40 CPR/     45 CPR/
                  Call (N)     Call (N)    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)     Call (N)    Call (N)
--------------------------------------------------------------------------------------------------------------------------------
     5A1s & 5A2s   Run to Maturity
--------------------------------------------------------------------------------------------------------------------------------
             WAL    5.36         4.02        3.15        2.76         2.54        2.35        2.09         1.74        1.45
                   Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -     Dec05 -     Dec05 -      Dec05 -
Principal Window    Sep31       Apr27        Apr23       May21       Apr20        Apr19       Dec17       Mar16        Sep14
     Principal #
          Months     310         257          209         186         173          161         145         124          106
--------------------------------------------------------------------------------------------------------------------------------
             5M1   Run to Maturity
--------------------------------------------------------------------------------------------------------------------------------
             WAL    9.50         7.11        5.66        5.09         4.80        4.56        4.30         4.04        3.98
                   Feb10 -     Dec08 -      Dec08 -     Jan09 -     Jan09 -      Feb09 -     Feb09 -     Apr09 -      May09 -
Principal Window    Jul25       Feb21        Jan18       Aug16       Nov15        Feb15       Mar14       Nov12        Nov11
     Principal #
          Months     186         147          110         92           83          73          62           44          31
--------------------------------------------------------------------------------------------------------------------------------
             5M2   Run to Maturity
--------------------------------------------------------------------------------------------------------------------------------
             WAL    9.26         6.92        5.49        4.92         4.62        4.38        4.09         3.79        3.63
                   Feb10 -     Dec08 -      Dec08 -     Dec08 -     Jan09 -      Jan09 -     Jan09 -     Feb09 -      Feb09 -
Principal Window    Feb23       Feb19        May16       Feb15       Jun14        Oct13       Dec12       Nov11        Jan11
     Principal #
          Months     157         123          90          75           66          58          48           34          24
--------------------------------------------------------------------------------------------------------------------------------
             5M3   Run to Maturity
--------------------------------------------------------------------------------------------------------------------------------
             WAL    8.79         6.55        5.18        4.63         4.35        4.12        3.85         3.53        3.35
                   Feb10 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -     Dec08 -     Jan09 -      Jan09 -
Principal Window    Jul20       Dec16        Aug14       Jul13       Dec12        Jun12       Oct11       Nov10        Feb10
     Principal #
          Months     126          97          69          56           49          43          35           23          14
--------------------------------------------------------------------------------------------------------------------------------
             5M4   Run to Maturity
--------------------------------------------------------------------------------------------------------------------------------
             WAL    8.06         5.96        4.71        4.22         3.96        3.75        3.50         3.23        3.14
                   Feb10 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -
Principal Window    Mar17       May14        Jun12       Sep11       Mar11        Nov10       May10       Aug09        Feb09
     Principal #
          Months     86           66          43          34           28          24          18           9            3
--------------------------------------------------------------------------------------------------------------------------------
             5M5   Run to Maturity
--------------------------------------------------------------------------------------------------------------------------------
             WAL    6.96         5.13        4.06        3.65         3.44        3.29        3.15         3.07        3.07
                   Feb10 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -     Dec08 -     Dec08 -      Dec08 -
Principal Window    Apr15       Oct12        Apr11       Aug10       Apr10        Dec09       Jul09       Dec08        Dec08
     Principal #
          Months     63           47          29          21           17          13           8           1            1
--------------------------------------------------------------------------------------------------------------------------------

        *Assumes:

        1 Month LIBOR:        [4.0900]%
        6 Month LIBOR:        [4.5300]%
        1 Year LIBOR:         [4.8100]%
        1 Year CMT:           [4.3260]%

        ** WAL's calculated from the settlement date assuming a 30/360 basis.

VIII. Net Funds Cap

    Group 5 - Flat LIBOR*
    Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

------------------------------------  ----------------------------------
Period DistributioDay  AFC   AFC**    PeriodDistributiDay   AFC  AFC**
         Date    Count 30/36Act/360           Date    Count30/360Act/360
------------------------------------  ----------------------------------
------------------------------------  ----------------------------------
     1 25-Dec-05    25 6.516  7.819      37 25-Dec-08   30 7.356  7.356
     2 25-Jan-06    31 6.516  6.306      38 25-Jan-09   31 7.356  7.118
     3 25-Feb-06    31 6.516  6.306      39 25-Feb-09   31 7.362  7.124
     4 25-Mar-06    28 6.516  6.981      40 25-Mar-09   28 7.362  7.887
     5 25-Apr-06    31 6.516  6.306      41 25-Apr-09   31 7.362  7.124
     6 25-May-06    30 6.516  6.516      42 25-May-09   30 7.362  7.362
     7 25-Jun-06    31 6.516  6.306      43 25-Jun-09   31 7.362  7.124
     8 25-Jul-06    30 6.516  6.516      44 25-Jul-09   30 7.362  7.362
     9 25-Aug-06    31 6.516  6.306      45 25-Aug-09   31 7.362  7.124
    10 25-Sep-06    31 6.516  6.306      46 25-Sep-09   31 7.362  7.124
    11 25-Oct-06    30 6.516  6.516      47 25-Oct-09   30 7.362  7.362
    12 25-Nov-06    31 6.516  6.305      48 25-Nov-09   31 7.362  7.125
------------------------------------  ----------------------------------
    13 25-Dec-06    30 6.516  6.516      49 25-Dec-09   30 7.362  7.362
    14 25-Jan-07    31 6.516  6.305      50 25-Jan-10   31 7.366  7.128
    15 25-Feb-07    31 6.516  6.305      51 25-Feb-10   31 7.366  7.128
    16 25-Mar-07    28 6.516  6.981      52 25-Mar-10   28 7.366  7.892
    17 25-Apr-07    31 6.516  6.305      53 25-Apr-10   31 7.366  7.128
    18 25-May-07    30 6.528  6.528      54 25-May-10   30 7.366  7.366
    19 25-Jun-07    31 6.528  6.317      55 25-Jun-10   31 7.366  7.128
    20 25-Jul-07    30 6.537  6.537      56 25-Jul-10   30 7.366  7.366
    21 25-Aug-07    31 6.537  6.326      57 25-Aug-10   31 7.366  7.128
    22 25-Sep-07    31 6.670  6.455      58 25-Sep-10   31 7.365  7.128
    23 25-Oct-07    30 7.090  7.090      59 25-Oct-10   30 7.498  7.498
    24 25-Nov-07    31 7.096  6.867      60 25-Nov-10   31 7.755  7.505
------------------------------------  ----------------------------------
    25 25-Dec-07    30 7.095  7.095      61 25-Dec-10   30 7.753  7.753
    26 25-Jan-08    31 7.095  6.867      62 25-Jan-11   31 7.753  7.503
    27 25-Feb-08    31 7.095  6.867      63 25-Feb-11   31 7.753  7.503
    28 25-Mar-08    29 7.098  7.343      64 25-Mar-11   28 7.753  8.307
    29 25-Apr-08    31 7.106  6.877      65 25-Apr-11   31 7.754  7.504
    30 25-May-08    30 7.114  7.114      66 25-May-11   30 7.754  7.754
    31 25-Jun-08    31 7.114  6.885      67 25-Jun-11   31 7.754  7.504
    32 25-Jul-08    30 7.114  7.114      68 25-Jul-11   30 7.754  7.754
    33 25-Aug-08    31 7.125  6.895      69 25-Aug-11   31 7.755  7.504
    34 25-Sep-08    31 7.219  6.986      70 25-Sep-11   31 7.755  7.505
    35 25-Oct-08    30 7.267  7.267      71 25-Oct-11   30 7.755  7.755
    36 25-Nov-08    31 7.356  7.118      72 25-Nov-11   31 7.755  7.505
====================================  ==================================

        *Assumes:

      1 Month LIBOR:          [4.0900]%
      6 Month LIBOR:          [4.5300]%
      1 Year LIBOR:           [4.8100]%
      1 Year CMT:             [4.3260]%

      Net Funds Cap (Cont.)

    Group 5 - Stressed LIBOR*
    Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

---------------------------------------  -------------------------------------
Period   Distri-                         Period Distri-
         bution   Day   AFC    AFC**            bution  Day   AFC    AFC**
         Date    Count 30/360 Act/360           Date    Count 30/360 Act/360
---------------------------------------  -------------------------------------
---------------------------------------  -------------------------------------
     1 25-Dec-05    25 6.516  7.819      37 25-Dec-08   30 9.257   9.257
     2 25-Jan-06    31 6.516  6.306      38 25-Jan-09   31 9.258   8.959
     3 25-Feb-06    31 6.516  6.306      39 25-Feb-09   31 9.268   8.969
     4 25-Mar-06    28 6.516  6.981      40 25-Mar-09   28 9.408  10.080
     5 25-Apr-06    31 6.516  6.306      41 25-Apr-09   31 9.459   9.154
     6 25-May-06    30 6.516  6.516      42 25-May-09   30 9.471   9.471
     7 25-Jun-06    31 6.516  6.306      43 25-Jun-09   31 9.471   9.165
     8 25-Jul-06    30 6.516  6.516      44 25-Jul-09   30 9.471   9.471
     9 25-Aug-06    31 6.516  6.306      45 25-Aug-09   31 9.479   9.173
    10 25-Sep-06    31 6.516  6.306      46 25-Sep-09   31 9.582   9.273
    11 25-Oct-06    30 6.516  6.516      47 25-Oct-09   30 9.632   9.632
    12 25-Nov-06    31 6.516  6.305      48 25-Nov-09   31 9.812   9.496
--------------------------------------  --------------------------------------
    13 25-Dec-06    30 6.516  6.516      49 25-Dec-09   30 9.812   9.812
    14 25-Jan-07    31 6.516  6.305      50 25-Jan-10   31 9.825   9.509
    15 25-Feb-07    31 6.516  6.305      51 25-Feb-10   31 9.826   9.509
    16 25-Mar-07    28 6.516  6.981      52 25-Mar-10   28 9.830  10.532
    17 25-Apr-07    31 6.516  6.305      53 25-Apr-10   31 9.846   9.529
    18 25-May-07    30 6.537  6.537      54 25-May-10   30 9.854   9.854
    19 25-Jun-07    31 6.537  6.326      55 25-Jun-10   31 9.854   9.536
    20 25-Jul-07    30 6.557  6.557      56 25-Jul-10   30 9.854   9.854
    21 25-Aug-07    31 6.557  6.346      57 25-Aug-10   31 9.856   9.538
    22 25-Sep-07    31 7.024  6.798      58 25-Sep-10   31 9.889   9.570
    23 25-Oct-07    30 7.748  7.748      59 25-Oct-10   30 10.534 10.534
    24 25-Nov-07    31 7.774  7.523      60 25-Nov-10   31 11.899 11.515
--------------------------------------  --------------------------------------
    25 25-Dec-07    30 7.774  7.774      61 25-Dec-10   30 11.911 11.911
    26 25-Jan-08    31 7.781  7.530      62 25-Jan-11   31 11.911 11.527
    27 25-Feb-08    31 7.781  7.530      63 25-Feb-11   31 11.911 11.527
    28 25-Mar-08    29 7.802  8.071      64 25-Mar-11   28 11.913 12.764
    29 25-Apr-08    31 8.050  7.791      65 25-Apr-11   31 11.913 11.529
    30 25-May-08    30 8.076  8.076      66 25-May-11   30 11.913 11.913
    31 25-Jun-08    31 8.076  7.815      67 25-Jun-11   31 11.913 11.529
    32 25-Jul-08    30 8.083  8.083      68 25-Jul-11   30 11.913 11.913
    33 25-Aug-08    31 8.093  7.832      69 25-Aug-11   31 11.913 11.529
    34 25-Sep-08    31 8.648  8.369      70 25-Sep-11   31 11.915 11.530
    35 25-Oct-08    30 9.048  9.048      71 25-Oct-11   30 11.916 11.916
    36 25-Nov-08    31 9.257  8.959      72 25-Nov-11   31 11.916 11.531
=======================================  ===================================

      * Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

      Net Funds Cap (Cont.)

      Group 5 - Stressed  LIBOR* with Cap (see  "Group 5  Interest  Rate Caps" pages [19 to
      20])
      Note: All Group 5 LIBOR Certificates are subject to an 11.00% hard cap.

--------------------------------------  -------------------------------------
Period Distri-                          Period  Distri-
       bution      Day    AFC   AFC**           bution    Day    AFC    AFC**
         Date     Count 30/360  Act/360          Date    Count 30/360  Act/360
--------------------------------------  -------------------------------------
--------------------------------------  -------------------------------------
     1 25-Dec-05    25   8.333 10.000      37 25-Dec-08   30   10.551 10.551
     2 25-Jan-06    31  10.333 10.000      38 25-Jan-09   31   10.885 10.534
     3 25-Feb-06    31  10.333 10.000      39 25-Feb-09   31   10.884 10.533
     4 25-Mar-06    28   9.334 10.000      40 25-Mar-09   28   10.008 10.723
     5 25-Apr-06    31  10.333 10.000      41 25-Apr-09   31   11.024 10.668
     6 25-May-06    30  10.000 10.000      42 25-May-09   30   10.694 10.694
     7 25-Jun-06    31  10.333 10.000      43 25-Jun-09   31   11.028 10.672
     8 25-Jul-06    30  10.000 10.000      44 25-Jul-09   30   10.695 10.695
     9 25-Aug-06    31  10.333 10.000      45 25-Aug-09   31   11.030 10.674
    10 25-Sep-06    31  10.333 10.000      46 25-Sep-09   31   11.098 10.740
    11 25-Oct-06    30  10.000 10.000      47 25-Oct-09   30   10.791 10.791
    12 25-Nov-06    31  10.334 10.000      48 25-Nov-09   31   11.190 10.829
--------------------------------------  -------------------------------------
    13 25-Dec-06    30  10.000 10.000      49 25-Dec-09   30   10.857 10.857
    14 25-Jan-07    31  10.334 10.000      50 25-Jan-10   31   11.193 10.832
    15 25-Feb-07    31  10.334 10.000      51 25-Feb-10   31   11.193 10.832
    16 25-Mar-07    28   9.333 10.000      52 25-Mar-10   28   10.192 10.920
    17 25-Apr-07    31  10.334 10.000      53 25-Apr-10   31   11.203 10.842
    18 25-May-07    30  10.000 10.000      54 25-May-10   30   10.877 10.877
    19 25-Jun-07    31  10.333 10.000      55 25-Jun-10   31   11.211 10.849
    20 25-Jul-07    30  10.000 10.000      56 25-Jul-10   30   10.877 10.877
    21 25-Aug-07    31  10.333 10.000      57 25-Aug-10   31   11.212 10.850
    22 25-Sep-07    31  10.480 10.142      58 25-Sep-10   31   11.232 10.869
    23 25-Oct-07    30  10.149 10.149      59 25-Oct-10   30   11.098 11.098
    24 25-Nov-07    31  10.486 10.148      60 25-Nov-10   31   11.899 11.515
--------------------------------------  -------------------------------------
    25 25-Dec-07    30  10.153 10.153      61 25-Dec-10   30   11.911 11.911
    26 25-Jan-08    31  10.487 10.149      62 25-Jan-11   31   11.911 11.527
    27 25-Feb-08    31  10.487 10.149      63 25-Feb-11   31   11.911 11.527
    28 25-Mar-08    29   9.825 10.163      64 25-Mar-11   28   11.913 12.764
    29 25-Apr-08    31  10.496 10.158      65 25-Apr-11   31   11.913 11.529
    30 25-May-08    30  10.169 10.169      66 25-May-11   30   11.913 11.913
    31 25-Jun-08    31  10.502 10.163      67 25-Jun-11   31   11.913 11.529
    32 25-Jul-08    30  10.176 10.176      68 25-Jul-11   30   11.913 11.913
    33 25-Aug-08    31  10.509 10.170      69 25-Aug-11   31   11.913 11.529
    34 25-Sep-08    31  10.667 10.323      70 25-Sep-11   31   11.915 11.530
    35 25-Oct-08    30  10.540 10.540      71 25-Oct-11   30   11.916 11.916
    36 25-Nov-08    31  10.885 10.533      72 25-Nov-11   31   11.916 11.531
======================================  =====================================

      * Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 20% CPR.
      ** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

IX.      GROUP 5 EXCESS INTEREST

         Assuming Flat Rates *

      ------------------------------- ----------------------------
      Period Distribution XS-Interest Period Distribution  XS-Interest
              Date         (%)                Date           (%)
      ------------------------------- ----------------------------
      ------------------------------- ----------------------------
       1     25-Dec-05      2.8342    37    25-Dec-08     2.9261
       2     25-Jan-06      1.9601    38    25-Jan-09     2.7874
       3     25-Feb-06      1.9663    39    25-Feb-09     2.8077
       4     25-Mar-06      2.4122    40    25-Mar-09     3.2555
       5     25-Apr-06      1.9794    41    25-Apr-09     2.8222
       6     25-May-06      2.1248    42    25-May-09     2.9719
       7     25-Jun-06      1.9778    43    25-Jun-09     2.8290
       8     25-Jul-06      2.1232    44    25-Jul-09     2.9786
       9     25-Aug-06      1.9761    45    25-Aug-09     2.8362
       10    25-Sep-06      1.9752    46    25-Sep-09     2.8402
       11    25-Oct-06      2.1206    47    25-Oct-09     2.9898
       12    25-Nov-06      1.9734    48    25-Nov-09     2.8480
      ------------------------------- ----------------------------
       13    25-Dec-06      2.1187    49    25-Dec-09     2.9976
       14    25-Jan-07      1.9714    50    25-Jan-10     2.8602
       15    25-Feb-07      1.9704    51    25-Feb-10     2.8646
       16    25-Mar-07      2.4090    52    25-Mar-10     3.3042
       17    25-Apr-07      1.9682    53    25-Apr-10     2.8737
       18    25-May-07      2.1258    54    25-May-10     3.0232
       19    25-Jun-07      1.9782    55    25-Jun-10     2.8832
       20    25-Jul-07      2.1331    56    25-Jul-10     3.0326
       21    25-Aug-07      1.9852    57    25-Aug-10     2.8927
       22    25-Sep-07      2.1163    58    25-Sep-10     2.8979
       23    25-Oct-07      2.6819    59    25-Oct-10     3.1800
       24    25-Nov-07      2.5395    60    25-Nov-10     3.2984
      ------------------------------- ----------------------------
       25    25-Dec-07      2.6852    61    25-Dec-10     3.4456
       26    25-Jan-08      2.5367    62    25-Jan-11     3.3082
       27    25-Feb-08      2.5353    63    25-Feb-11     3.3145
       28    25-Mar-08      2.8311    64    25-Mar-11     3.7499
       29    25-Apr-08      2.5429    65    25-Apr-11     3.3276
       30    25-May-08      2.6967    66    25-May-11     3.4764
       31    25-Jun-08      2.5478    67    25-Jun-11     3.3402
       32    25-Jul-08      2.6935    68    25-Jul-11     3.4890
       33    25-Aug-08      2.5548    69    25-Aug-11     3.3535
       34    25-Sep-08      2.6475    70    25-Sep-11     3.3605
       35    25-Oct-08      2.8415    71    25-Oct-11     3.5092
       36    25-Nov-08      2.7803    72    25-Nov-11     3.3751
      =============================== ============================

        *Assumes:

        1 Month LIBOR:        [4.0900]%
        6 Month LIBOR:        [4.5300]%
        1 Year LIBOR:         [4.8100]%
        1 Year CMT:           [4.3260]%

      GROUP 5 EXCESS INTEREST (CONT.)

      Forward Curve*

      -----------------------------   ------------------------------
      Period Distribution XS-Interest Period Distribution XS-Interest
                Date        (%)                 Date           (%)
      -----------------------------   ------------------------------
      -----------------------------   ------------------------------
        1      25-Dec-05    2.8342      37     25-Dec-08     2.3451
        2      25-Jan-06    1.6585      38     25-Jan-09     2.1647
        3      25-Feb-06    1.6500      39     25-Feb-09     2.1797
        4      25-Mar-06    1.9913      40     25-Mar-09     2.7176
        5      25-Apr-06    1.3463      41     25-Apr-09     2.2015
        6      25-May-06    1.4347      42     25-May-09     2.3753
        7      25-Jun-06    1.2244      43     25-Jun-09     2.1962
        8      25-Jul-06    1.3520      44     25-Jul-09     2.3705
        9      25-Aug-06    1.1194      45     25-Aug-09     2.1927
        10     25-Sep-06    1.1488      46     25-Sep-09     2.2039
        11     25-Oct-06    1.2535      47     25-Oct-09     2.3897
        12     25-Nov-06    1.1414      48     25-Nov-09     2.2203
      -----------------------------   ------------------------------
        13     25-Dec-06    1.3180      49     25-Dec-09     2.3983
        14     25-Jan-07    1.1301      50     25-Jan-10     2.2291
        15     25-Feb-07    1.1138      51     25-Feb-10     2.2310
        16     25-Mar-07    1.6120      52     25-Mar-10     2.7660
        17     25-Apr-07    1.0886      53     25-Apr-10     2.2451
        18     25-May-07    1.2640      54     25-May-10     2.4237
        19     25-Jun-07    1.0880      55     25-Jun-10     2.2496
        20     25-Jul-07    1.2650      56     25-Jul-10     2.4278
        21     25-Aug-07    1.0931      57     25-Aug-10     2.2536
        22     25-Sep-07    1.2571      58     25-Sep-10     2.2616
        23     25-Oct-07    1.9563      59     25-Oct-10     2.6488
        24     25-Nov-07    1.7930      60     25-Nov-10     2.8734
      -----------------------------   ------------------------------
        25     25-Dec-07    1.9708      61     25-Dec-10     3.0502
        26     25-Jan-08    1.8021      62     25-Jan-11     2.8772
        27     25-Feb-08    1.8071      63     25-Feb-11     2.8800
        28     25-Mar-08    2.1657      64     25-Mar-11     3.4151
        29     25-Apr-08    1.8270      65     25-Apr-11     2.9029
        30     25-May-08    2.0142      66     25-May-11     3.0872
        31     25-Jun-08    1.8431      67     25-Jun-11     2.9146
        32     25-Jul-08    2.0174      68     25-Jul-11     3.0929
        33     25-Aug-08    1.8538      69     25-Aug-11     2.9211
        34     25-Sep-08    2.0011      70     25-Sep-11     2.9315
        35     25-Oct-08    2.2449      71     25-Oct-11     3.1229
        36     25-Nov-08    2.1785      72     25-Nov-11    (5.4155)
      =============================   ==============================

      *See Forward Index Curve charts on page [31].

X.    BREAK EVEN CDR LOSS SCENARIOS

Loss Scenarios:

                 --------------------------------------------------------------------------------------
                                        75% Pricing Speed     100% Pricing Speed   125% Pricing Speed
                 --------------------------------------------------------------------------------------
                                            22.5% CPR              30.0% CPR            37.5% CPR
    ===================================================================================================
       5-M-1       Break even CDR:           9.44 CDR              10.34 CDR            11.50 CDR
                         WAL:                 11.91                  9.18                 7.28
                  Principal Window:       Feb15 - Nov35          Dec12 - Nov35        Jul11 - Oct35
                  Principal Months:            250                    276                  292
                 Principal Writedown     4,717.27 (0.04%)      13,077.02 (0.11%)    12,403.19 (0.11%)
                  Total Collat Loss:  29,746,710.29 (9.74%)  25,066,391.15 (8.21%) 22,193,509.39 (7.27%)
    ===================================================================================================
       5-M-2       Break even CDR:           7.13 CDR              7.34 CDR             7.73 CDR
                         WAL:                 14.24                  11.03                8.75
                  Principal Window:       May17 - Nov35          Sep14 - Nov35        Nov12 - Oct35
                  Principal Months:            223                    255                  276
                 Principal Writedown     4,707.97 (0.07%)      9,359.14 (0.14%)     6,744.07 (0.10%)
                  Total Collat Loss:  23,879,144.47 (7.82%)  18,855,320.20 (6.18%) 15,751,537.31 (5.16%)
    ===================================================================================================
       5-M-3       Break even CDR:           5.60 CDR              5.37 CDR             5.28 CDR
                         WAL:                 15.96                  12.41                9.86
                  Principal Window:       Jan19 - Nov35          Jan16 - Nov35        Nov13 - Nov35
                  Principal Months:            203                    239                  265
                 Principal Writedown    22,439.72 (0.49%)      4,440.29 (0.10%)     4,415.17 (0.10%)
                  Total Collat Loss:  19,567,926.57 (6.41%)  14,357,600.99 (4.70%) 11,165,800.23 (3.66%)
    ===================================================================================================
       5-M-4       Break even CDR:           5.10 CDR              4.72 CDR             4.48 CDR
                         WAL:                 19.24                  15.10                12.05
                  Principal Window:       Jun22 - Nov35          Sep18 - Nov35        Feb16 - Nov35
                  Principal Months:            162                    207                  238
                 Principal Writedown    20,460.98 (1.34%)      9,537.64 (0.62%)     6,802.20 (0.44%)
                  Total Collat Loss:  18,076,549.74 (5.92%)  12,791,987.98 (4.19%) 9,592,566.31 (3.14%)
    ===================================================================================================
       5-M-5       Break even CDR:           4.67 CDR              4.19 CDR             3.80 CDR
                         WAL:                 19.45                  15.34                12.20
                  Principal Window:       Aug22 - Nov35          Dec18 - Nov35        Mar16 - Nov35
                  Principal Months:            160                    204                  237
                 Principal Writedown     4,389.72 (0.29%)      44,249.20 (2.89%)     516.74 (0.03%)
                  Total Collat Loss:  16,759,175.45 (5.49%)  11,483,427.93 (3.76%) 8,224,079.60 (2.69%)
    ===================================================================================================
                    Loss Severity              35%                    35%                  35%
                  Servicer Advances            100%                  100%                 100%
                   Liquidation Lag              12                    12                   12
                       Triggers             In Effect              In Effect            In Effect
                 Optional Redemption          Never                  Never                Never
                      LIBOR_1MO             See Below              See Below            See Below
                      LIBOR_6MO             See Below              See Below            See Below
                      LIBOR_1YR             See Below              See Below            See Below
                       CMT_1YR              See Below              See Below            See Below
    ===================================================================================================

XI. CONTACTS

      --------------------------------------------------------------------------------
                                     ARMs TRADING DESK
      --------------------------------------------------------------------------------
      --------------------------------------------------------------------------------
              Contact              Phone            Fax               E-mail
      John Vibert               212-538-3831        TBD        john.vibert@csfb.com
      Director - ARM Trading
      Patrick Gallagher         212-538-3831   212-743-2749   patrick.gallagher@csfb.com
      Vice President - ARM
      Trading & Structuring
      --------------------------------------------------------------------------------

      --------------------------------------------------------------------------------
                                    STRUCTURED FINANCE
      --------------------------------------------------------------------------------
      --------------------------------------------------------------------------------
              Contact              Phone            Fax               E-mail
      Peter J. Sack             212-325-7892   212-743-5261     peter.sack@csfb.com
      Director
      --------------------------------------------------------------------------------

      --------------------------------------------------------------------------------
                                        COLLATERAL
      --------------------------------------------------------------------------------
      --------------------------------------------------------------------------------
              Contact              Phone            Fax               E-mail
      Bryan Gallagher           212-325-0317   212-743-4877   bryan.gallagher@csfb.com
      Vice President
      Michael De Palma          212-538-5423   212-743-4876   michael.depalma@csfb.com
      Collateral Analyst
      --------------------------------------------------------------------------------

XII.      COLLATERAL SUMMARY

         NOTE:  Information  contained herein reflects the November 1,  2005 cut-off date scheduled balances and may include a portion of the prefunding.

---------------------------------------------------------------------------
                     Loan Group 1 Collateral Details
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         Gross WAC    [5.381]%         Total Loan Balance $[34,304,010.54]
           Net WAC    [5.076]%       Average Loan Balance    $[418,341.59]
   WA Gross Margin    [2.502]%       Maximum Loan Balance  $[1,000,000.00]
     WA Net Margin    [2.197]%                 California         [45.71]%
                                            Concentration
   Index:  6 Month    [30.61]%                Northern CA         [13.70]%
             LIBOR                          Concentration
           1 Year     [66.82]%                Southern CA         [32.00]%
             LIBOR                          Concentration
           1 Year      [2.56]%            WA Original LTV         [73.29]%
               CMT
                                          WA Credit Score            [732]
WA Months to Reset        [34]              Full/Alt Doc*         [29.48]%
     Interest Only    [81.94]%               Reduced Doc*         [62.96]%
             Loans
               WAM       [358]       Prepayment Penalties         [16.52]%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                     Loan Group 2 Collateral Details
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         Gross WAC    [6.074]%         Total Loan Balance $[366,422,934.88]
           Net WAC    [5.754]%       Average Loan Balance    $[575,232.24]
   WA Gross Margin    [2.662]%       Maximum Loan Balance  $[1,880,375.00]
     WA Net Margin    [2.342]%                 California         [50.80]%
                                            Concentration
   Index:  6 Month    [57.63]%                Northern CA         [18.74]%
             LIBOR                          Concentration
           1 Year     [42.12]%                Southern CA         [32.06]%
             LIBOR                          Concentration
           1 Year      [0.25]%            WA Original LTV         [74.30]%
               CMT
                                        WA Credit Score**            [716]
WA Months to Reset        [58]              Full/Alt Doc*         [18.24]%
     Interest Only    [86.48]%               Reduced Doc*         [59.30]%
             Loans
               WAM       [358]       Prepayment Penalties         [32.10]%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                     Loan Group 3 Collateral Details
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         Gross WAC    [6.207]%         Total Loan Balance $[131,940,325.52]
           Net WAC    [5.934]%       Average Loan Balance    $[568,708.30]
   WA Gross Margin    [2.272]%       Maximum Loan Balance  $[3,000,000.00]
     WA Net Margin    [1.999]%                 California         [53.91]%
                                            Concentration
   Index:  6 Month     [9.19]%                Northern CA         [14.50]%
             LIBOR                          Concentration
           1 Year     [89.81]%                Southern CA         [39.41]%
             LIBOR                          Concentration
           1 Year      [1.00]%            WA Original LTV         [72.92]%
               CMT
                                          WA Credit Score            [704]
WA Months to Reset        [83]              Full/Alt Doc*         [21.91]%
     Interest Only    [94.19]%               Reduced Doc*         [69.04]%
             Loans
               WAM       [359]       Prepayment Penalties         [27.76]%
---------------------------------------------------------------------------

        COLLATERAL SUMMARY (continued)

        NOTE:  Information  contained  herein reflects the November 1,  2005 cut-off
        date scheduled balances and may include a portion of the        prefunding.

---------------------------------------------------------------------------
                     Loan Group 4 Collateral Details
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         Gross WAC    [6.232]%         Total Loan Balance $[141,551,995.19]
           Net WAC    [5.875]%       Average Loan Balance    $[220,485.97]
   WA Gross Margin    [2.937]%       Maximum Loan Balance    $[507,499.99]
     WA Net Margin    [2.580]%                 California         [27.44]%
                                            Concentration
   Index:  6 Month    [94.61]%                Northern CA          [4.33]%
             LIBOR                          Concentration
           1 Year      [5.39]%                Southern CA         [23.11]%
             LIBOR                          Concentration
           1 Year      [0.00]%            WA Original LTV         [76.88]%
               CMT
                                          WA Credit Score            [715]
WA Months to Reset        [58]              Full/Alt Doc*         [19.67]%
     Interest Only    [86.42]%               Reduced Doc*         [51.05]%
             Loans
               WAM       [358]       Prepayment Penalties         [36.40]%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                    Loan Groups 1-4 Collateral Details
---------------------------------------------------------------------------
---------------------------------------------------------------------------
         Gross WAC    [6.098]%         Total Loan Balance $[674,219,266.13]
           Net WAC    [5.780]%       Average Loan Balance    $[423,238.71]
   WA Gross Margin    [2.636]%       Maximum Loan Balance  $[3,000,000.00]
     WA Net Margin    [2.317]%                 California         [46.24]%
                                            Concentration
   Index:  6 Month    [54.54]%                Northern CA         [14.63]%
             LIBOR                          Concentration
           1 Year     [45.00]%                Southern CA         [31.62]%
             LIBOR                          Concentration
           1 Year      [0.46]%            WA Original LTV         [74.52]%
               CMT
                                        WA Credit Score**            [714]
WA Months to Reset        [62]              Full/Alt Doc*         [19.83]%
     Interest Only    [87.75]%               Reduced Doc*         [59.66]%
             Loans
               WAM       [358]       Prepayment Penalties         [31.36]%
---------------------------------------------------------------------------

        COLLATERAL SUMMARY (continued)

                      NOTE:  Information  contained  herein reflects the  November 1,  2005 cut-off date scheduled balances and may include a portion of the prefunding.

---------------------------------------------------------------------------
                     Loan Group 5 Collateral Details
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Gross WAC            [6.768]%        Total Loan Balance   $[305,272,736.43]
Net WAC              [6.516]%        Average Loan Balance  $[304,663.41]
WA Gross Margin      [3.435]%        Maximum Loan Balance $[1,540,000.00]
                                     California                            %
WA Net Margin        [3.183]%        Concentration                  [23.51]
Index:  6 Month                      Northern CA
LIBOR                [82.84]%        Concentration               [7.93]%
           1 Year                    Southern CA
LIBOR                [16.73]%        Concentration              [15.58]%
           1 Year
CMT                   [0.43]%        WA Original LTV            [77.04]%
                                     WA Credit Score**             [710]
WA Months to Reset       [39]        Full/Alt Doc*                   [14.59]%
Interest Only
Loans                [76.99]%        Reduced Doc*               [50.66]%
WAM                     [358]        Prepayment Penalties       [39.75]%
---------------------------------------------------------------------------

      *The  mortgage  loans  have been  originated  under  "full" or  "alternative,"
      "reduced  documentation,"  "stated  income/stated  assets"  or  "no  income/no asset" programs.  The "alternative,"  "reduced," "stated  income/stated asset"
      and "no income/no  asset"  programs  generally  require either  alternative or less  documentation  and  verification  than  do full  documentation  programs which generally  require  standard  Fannie  Mae/Freddie Mac approved forms for verification  of  income/employment,  assets and  certain  payment  histories.
      Generally,   an  "alternative"   documentation  program  requires  information
      regarding the  mortgagor's  income (i.e.,  W-2 forms,  tax returns  and/or pay stubs)  and  assets  (i.e.,  bank  statements)  as  does a  "full  doc"  loan, however,  alternative  forms of standard  verifications  are used.  Generally, under both "full" and "alternative"  documentation  programs at least one year
      of  income   documentation   is   provided.   Generally,   under  a   "reduced
      documentation"  program,  either  no  verification  of  a  mortgagor's  stated
      income is undertaken by the  originator  or no  verification  of a mortgagor's assets  is  undertaken  by  the  originator.  Under  a  "stated  income/stated
      assets"  program,  no  verification  of  either  a  mortgagor's  income  or  a mortgagor's  assets is undertaken by the  originator  although both income and assets  are  stated on the loan  application  and a  "reasonableness  test" is applied.  Generally,  under a "no income/no  asset" program,  the mortgagor is not  required  to  state  his  or her  income  or  assets  and  therefore,  no verification  of such  mortgagor's  income  or  assets  is  undertaken  by the originator.  The  underwriting  for such mortgage loans may be based primarily or entirely  on the  estimated  value of the  mortgaged  property  and the LTV ratio at origination as well as on the payment history and credit score.

      **Where Available